Exhibit 10.3

NOTE: Portions of this Exhibit are the subject of a Confidential Treatment Request by the Registrant to the Securities and Exchange Commission (the “Commission”). Such portions have been redacted and are marked with a “[***]” in the place of the redacted language. The redacted information has been filed separately with the Commission.

THIRD AMENDMENT TO THE LICENSE AGREEMENT

This THIRD AMENDMENT TO THE LICENSE AGREEMENT (the “Third Amendment”) is made and entered into as of October 2, 2009 (the “Third Amendment Effective Date”) by and between SANGAMO BIOSCIENCES, INC., a Delaware corporation having its principal place of business at Point Richmond Tech Center, 501 Canal Boulevard, Suite A100, Richmond, California 94804 (“Sangamo”), and SIGMA-ALDRICH CO., an Illinois corporation having its principal place of business at 3050 Spruce Street, St. Louis, MO 63103 (“Sigma”). Sigma and Sangamo are individually referred to herein as a “Party” or collectively as the “Parties”.

RECITALS

A. Sigma and Sangamo are parties to a License Agreement effective as of July 10, 2007 as previously amended on November 9, 2007 and September 25, 2009 (the “Agreement”), under which Sangamo granted to Sigma an exclusive license to use Sangamo’s proprietary zinc finger protein technology in the research field.

B. Sigma and Sangamo desire to amend the Agreement in accordance with Section 13.4 of the Agreement to add a new exclusive license from Sangamo to Sigma for certain commercial uses of products arising from Sangamo’s proprietary zinc finger technology and as otherwise set out herein.

NOW, THEREFORE, the Parties agree as follows:

1. THIRD AMENDMENT OF THE AGREEMENT

The parties hereby agree to amend the terms of the Agreement as provided below, effective as of the Third Amendment Effective Date. Where the Agreement is not explicitly amended, the terms of the Agreement will remain in force. Capitalized terms used in this Third Amendment that are not otherwise defined herein shall have the same meanings as such terms are given in the Agreement.

1.1 Section 1.8 shall be amended to read in its entirety as follows:

“1.8 [Intentionally deleted]”

1.2 Section 1.24 shall be amended to read in its entirety as follows:

“1.24 [Intentionally deleted]”

1.

1.3 Section 1.45 shall be amended to read in its entirety as follows:

“1.45 “Net Sales” means the amount invoiced or otherwise billed by Sigma or its Sublicensees for sales or other commercial disposition of a Licensed Product in the Field to a Third Party purchaser, less the following to the extent included in such billing or otherwise actually allowed or incurred with respect to such sales: (a) discounts, including cash, trade and quantity discounts, price reduction programs, retroactive price adjustments with respect to sales of a product, charge-back payments and rebates granted to trade customers; (b) credits or allowances actually granted upon rejections or returns of Licensed Products, including for recalls or damaged goods; (c) freight, postage, shipping and insurance charges actually allowed or paid for delivery of Licensed Products, to the extent billed; (d) customs duties, surcharges and other governmental charges incurred in connection with the exportation or importation of a Licensed Product; (e) taxes, duties or other governmental charges levied on, absorbed or otherwise imposed on sale of Licensed Products, including without limitation value-added taxes, or other governmental charges otherwise measured by the billing amount, when included in billing, as adjusted for rebates and refunds, but specifically excluding taxes based on net income of the seller; and (f) a reasonable allowance for bad debts (such allowance not to exceed 2% of gross sales) provided that all of the foregoing deductions are calculated in accordance with generally accepted accounting principles consistently applied throughout the selling party’s organization.”

1.4 Section 1.61 shall be amended to read in its entirety as follows:

“1.61 [Intentionally deleted]”

1.5 Section 1.66 shall be amended to read in its entirety as follows:

“1.66 “Sangamo Know-How” means all Information including Sangamo Improvements and Sangamo’s interest in Joint Improvements (other than Sangamo Patents), that (a) is Controlled, during the term of this Agreement, by (i) Sangamo, (ii) any entity that, as of the Effective Date or the Third Amendment Effective Date, is a Sangamo Affiliate, or (iii) a Sangamo Downstream Affiliate and (b) is reasonably necessary or useful to make, use or sell ZFP Products in the Field or the Commercial Field. Sangamo Know-How shall not include any Information licensed to Sangamo or a Sangamo Affiliate by a Third Party unless such Information is licensed pursuant to a Third Party License and meets the aforementioned criteria for Sangamo Know-How.”

1.6 Section 1.67 shall be amended to read in its entirety as follows:

“1.67 “Sangamo Patent” means any patent or patent application, including any patent or patent application that claims a Sangamo Improvement or Joint Improvement, that (a) is Controlled, during the term of this Agreement, by (i) Sangamo, (ii) any entity that, as of the Effective Date or the Third Amendment Effective Date, is a Sangamo Affiliate, or (iii) a Sangamo Downstream Affiliate, and (b) claims the composition of matter, manufacture, or use of ZFP Products useful in the Field or the Commercial Field. Sangamo Patents include, without limitation, the patents or patent applications listed on Exhibit A. Notwithstanding the foregoing, Sangamo Patents shall not include any patents or patent applications licensed to Sangamo or a Sangamo Affiliate by a Third Party unless such patents or patent application are licensed pursuant to a Third Party License.”

2.

1.7 Section 1.75 shall be amended to read in its entirety as follows:

“1.75 [Intentionally deleted]”

1.8 Section 1.78 shall be amended to read in its entirety as follows:

“1.78 “Sublicensing Revenues” means any consideration (other than royalties on sales) that Sigma receives in return for the granting or practice of a sublicense under the Sangamo Technology pursuant to a Sublicense Agreement in which the sublicense under the Sangamo Technology includes rights in the Field, which may include (without limitation) upfront license fees, annual license or maintenance payments, milestone payments, credits against Sigma’s future expenses, or reductions in royalties or other payments otherwise owed to the Sublicensee. In the event that Sigma receives non-cash consideration from a Sublicensee for the granting or practice of a sublicense under the Sangamo Technology in the Field, the Parties shall determine in good faith the fair market value of such consideration, and such fair market value shall be included in Sublicensing Revenues.”

1.9 The following new Section 1.93 shall be added to read in its entirety as follows:

“1.93 “Commercial Field” means (a) with respect to a Domestic Product, the Domestic Field; (b) with respect to a GMP Product or Manufacturing Product, the GMP Field; and (c) with respect to a Livestock Product, the Livestock Field. For clarity, the term “Commercial Field” shall always refer to the use of a Commercial Product in its applicable field as set forth in the preceding sentence.”

1.10 The following new Section 1.94 shall be added to read in its entirety as follows:

“1.94 “Commercial Product” means (a) a Domestic Product, GMP Product, Livestock Product or Manufacturing Product or (b) a Licensed Service that uses in the Commercial Field one of the Licensed Products listed in (a).”

1.11 The following new Section 1.95 shall be added to read in its entirety as follows:

“1.95 “Domestic Field” means the use of a Domestic Product as a companion for humans.”

3.

1.12 The following new Section 1.96 shall be added to read in its entirety as follows:

“1.96 “Domestic Product” means a Licensed Product that is a non-human animal that is kept as a pet, the genome or genetic composition of which has been modified through the use (whether directly or indirectly) of a ZFP Product.”

1.13 The following new Section 1.97 shall be added to read in its entirety as follows:

“1.97 “GMP Field” means use for GMP production of Therapeutic Products, including the development of methods for such GMP production. For clarity, if the Therapeutic Product or any derivative of such Therapeutic Product is used in or administered to humans or animals, then the production of such Therapeutic Product shall be deemed to be GMP production.”

1.14 The following new Section 1.98 shall be added to read in its entirety as follows:

“1.98 “GMP Product” means a Licensed Product that (a) is a eukaryotic cell or eukaryotic cell line, the genome or genetic composition of which has been modified through the use (whether directly or indirectly) of a ZFP Product in a manner that (i) facilitates or improves the ability of such cell or cell line to produce a Therapeutic Product or (ii) modifies the molecular characteristics of such Therapeutic Product and (b) is not a Plant Product.”

1.15 The following new Section 1.99 shall be added to read in its entirety as follows:

“1.99 “Livestock Field” means use of a Livestock Product for the production of human food or another naturally occurring product.”

1.16 The following new Section 1.100 shall be added to read in its entirety as follows:

“1.100 “Livestock Product” means a Licensed Product that is a livestock animal (including, but not limited to fish), the genome or genetic composition of which has been modified through the use (whether directly or indirectly) of a ZFP Product in a manner that improves the quality, quantity or characteristics of a human or animal food or other naturally occurring products (e.g., wool, leather) made by or derived from such animal, provided that such food or naturally occurring product is not a Therapeutic Product or a ZFP Therapeutic Product.”

1.17 The following new Section 1.101 shall be added to read in its entirety as follows:

“1.101 “Manufacturing Product” means a Licensed Product that (a) is a multicellular non-human animal, the genome or genetic composition of which has been modified through the use (whether directly or indirectly) of a ZFP Product in a manner that (i) facilitates or improves the ability of such animal to produce a Therapeutic Product or (ii) modifies the molecular characteristics of such Therapeutic Product and (b) is not a Plant Product.”

4.

1.18 The following new Section 1.102 shall be added to read in its entirety as follows:

“1.102 “Net Commercial Sales” means the amount invoiced or otherwise billed by Sigma for sales or other commercial disposition of a Commercial Product in the Commercial Field to a Third Party purchaser, less the following to the extent included in such billing or otherwise actually allowed or incurred with respect to such sales: (i) discounts, including cash, trade and quantity discounts, price reduction programs, retroactive price adjustments with respect to sales of a product, charge-back payments and rebates granted to trade customers; (ii) credits or allowances actually granted upon rejections or returns of Commercial Products, including for recalls or damaged goods; (iii) freight, postage, shipping and insurance charges actually allowed or paid for delivery of Commercial Products, to the extent billed; (iv) customs duties, surcharges and other governmental charges incurred in connection with the exportation or importation of a Commercial Product; (v) taxes, duties or other governmental charges levied on, absorbed or otherwise imposed on sale of Commercial Products, including without limitation value-added taxes, or other governmental charges otherwise measured by the billing amount, when included in billing, as adjusted for rebates and refunds, but specifically excluding taxes based on net income of the seller; and (vi) a reasonable allowance for bad debts (such allowance not to exceed 2% of gross sales) provided that all of the foregoing deductions are calculated in accordance with generally accepted accounting principles consistently applied throughout Sigma’s organization.

In the event that Sigma receives non-cash consideration for sales or other commercial disposition of a Commercial Product in the Commercial Field to a Third Party purchaser, the Parties shall determine in good faith the fair market value of such consideration, and such fair market value shall be included in Net Commercial Sales. In the event that Sigma receives a payment attributable to the sale of a Commercial Product that pertains to both the Field and the Commercial Field, then the Parties shall determine in good faith the relative value of the Field and Commercial Field rights and shall allocate, based upon such relative value, (1) to Net Commercial Sales, the percentage of such payment that corresponds to the percentage value of the rights with respect to the Commercial Field and (2) to Net Sales, the percentage of such payment that corresponds to the percentage value of the rights with respect to the Field.”

1.19 The following new Section 1.103 shall be added to read in its entirety as follows:

“1.103 “Net Commercial Sublicensing Revenues” means any consideration that Sigma receives in return for the granting or practice of a sublicense under the Sangamo Technology pursuant to a Sublicense Agreement in which the sublicense under the Sangamo Technology includes rights in a Commercial Field, which may include (without limitation) upfront license fees, annual license or maintenance payments, milestone payments, royalty payments or other payments based upon sales made or services offered by the Sublicensee, credits against Sigma’s future expenses, or reductions in royalties or other payments otherwise owed to the Sublicensee.

5.

In the event that Sigma receives non-cash consideration from a Sublicensee for the granting or practice of a sublicense under the Sangamo Technology in a Commercial Field, the Parties shall determine in good faith the fair market value of such consideration, and such fair market value shall be included in Net Commercial Sublicensing Revenues. In the event that Sigma receives a payment attributable to the grant of rights with respect to a Commercial Product that pertains to both the Field and the Commercial Field, then the Parties shall determine in good faith the relative value of the Field and Commercial Field rights and shall allocate, based upon such relative value, (1) to Net Commercial Sublicensing Revenues, the percentage of such payment that corresponds to the percentage value of the rights with respect to the Commercial Field and (2) to Sublicensing Revenues, the percentage of such payment that corresponds to the percentage value of the rights with respect to the Field.”

1.20 The following new Section 1.104 shall be added to read in its entirety as follows:

“1.104 “Net Revenues” means the aggregate of all Net Commercial Sales and all Net Commercial Sublicensing Revenues.”

1.21 The following new Section 1.105 shall be added to read in its entirety as follows:

“1.105 “Therapeutic Product” means a product [***]. By way of non-limiting example, Therapeutic Products shall include [***].”

1.22 The following new Section 1.106 shall be added to read in its entirety as follows:

“1.106 “ZFP Therapeutic Product” means [***].”

1.23 The following new Section 2.1(c) shall be added to read in its entirety as follows:

“(c) Additional License Grants.

(i) Subject to the terms and conditions of this Agreement, Sangamo hereby grants to Sigma, effective as of the Third Amendment Effective Date, a royalty-bearing, world-wide, exclusive (except as set forth below) license under the Sangamo Technology (with the right to sublicense as provided below) to make, have made, use, sell, offer for sale, and import GMP Products in the GMP Field, Domestic Products in the Domestic Field, Livestock Products in the Livestock Field, and Manufacturing Products in the GMP Field (but excluding all uses of GMP Products, Domestic Products, Livestock Products, Manufacturing Products or Sangamo Technology in the Plant Field and excluding all Plant Products). For clarity, with respect to any animal that is a Domestic Product, Livestock Product, Manufacturing Product or any other Licensed Product, all descendents of such animal shall also be Licensed Products.

***	CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION

6.

(ii) The licenses set forth in Sections 2.1(a) and 2.1(c)(i) do not include the creation or use of any Modified Animal (1) [***] or (2) wherein the [***] can be made. Sangamo retains all rights to create and use Modified Animals for such purposes, and Sigma hereby covenants that it shall not use or practice, nor shall it cause or permit any of its sublicensees (including Sublicensees) to use or practice, directly or indirectly, any Sangamo Technology to create or use Modified Animals for such purposes. For the purposes of this Section 2.1(c)(ii), “Modified Animal” means a multicellular non-human animal, or tissues or organs from such an animal, the genome or genetic composition of which has been modified through the use (whether directly or indirectly) of a ZFP Product; and “Discovery” means that the [***]. Without limiting the foregoing and for the sole purpose of providing examples of the implementation of the foregoing, the licenses set forth in Section 2.1(c)(i) shall include use of a Manufacturing Product in the GMP Field to produce (A) a particular therapeutic protein (for example, a fully human monoclonal antibody) which has been genetically introduced into such Manufacturing Product or (B) therapeutic antibodies that lack certain glycosylation residues on account of genetic modification of a glycosylation pathway (for example, by knocking out the Fut8 gene) in such Manufacturing Product but the licenses set forth in Sections 2.1(a) and 2.1(c)(i) shall exclude and Sangamo retains all rights with respect to [***].

(iii) The licenses granted to Sigma pursuant to Section 2.1(c)(i) are exclusive even as to Sangamo, subject to Sections 2.1(c)(iv) and 2.1(c)(v). Such licenses shall be freely sublicensable by Sigma, provided that Sigma complies with Section 2.2. No Sigma sublicensee shall be permitted to grant further sublicenses without Sangamo’s prior written approval.

(iv) Sigma acknowledges that, prior to the Third Amendment Effective Date, Sangamo has granted to Third Parties the right to use certain Commercial Products in the Commercial Field pursuant to the following agreements: License Agreement between Sangamo and Pfizer Inc. dated December 19, 2008; License Agreement between Sangamo and Open Monoclonal Technology, Inc. dated April 2, 2008; Research and License Agreement between Sangamo and Genentech, Inc. dated April 27, 2007; Second Research and License Agreement between Sangamo and Genentech, Inc. dated February 25, 2008; and Research and License Agreement by and among Sangamo, F. Hoffmann-La Roche Ltd and Hoffmann-La Roche Inc. dated July 2, 2008. Sangamo’s grant of an exclusive license in Section 2.1(c)(i) is expressly subject to such previously granted rights. Copies of each such agreement have been provided by Sangamo to Sigma in the publicly available, redacted form that was filed with the United States Securities and Exchange Commission.

(v) Notwithstanding anything to the contrary in this Agreement, Sangamo and its Affiliates shall retain the non-exclusive right to use Sangamo Technology with respect to Commercial Products in the Commercial Field (1) for their own internal use or for use with respect to products discovered or developed by Sangamo or its Affiliates, either alone or together with a collaborator (including the right to permit such use of Sangamo Technology with respect to such products by Third Parties that have licensed such products) or (2) to the extent necessary to fulfill obligations under this Agreement or any agreement with a Third Party, as listed in Section 2.1(c)(iv), existing on the Third Amendment Effective Date.”

***	CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION

7.

1.24 Section 2.2(b)(ii) shall be amended to read in its entirety as follows:

“(ii) grant to Sangamo a fully paid, world-wide, irrevocable (subject to Section 10.3(f)) license under any such Improvements that is exclusive for uses outside the Field and outside the Commercial Field and is fully sublicensable.”

1.25 Section 2.3(b) shall be amended to read in its entirety as follows:

“(b) Licenses to Improvements. Subject to the terms and conditions of this Agreement, Sigma hereby grants to Sangamo and its Affiliates (i) a worldwide, fully paid, perpetual, irrevocable (subject to Section 10.3(f)), exclusive license (with the right to sublicense) to practice the Sigma Improvements and Joint Improvements (and all patents and patent applications claiming the same) for all purposes outside the Field and outside the Commercial Field; and (ii) a worldwide, fully paid, perpetual, irrevocable (subject to Section 10.3(f)), non-exclusive license to practice the Sigma Improvements and Joint Improvements in the Field (A) for its own internal use to identify and develop human and animal therapeutics and (B) in Bona Fide Collaborations with Third Parties to identify and develop human and animal therapeutics (including the right to permit the practice of Sigma Improvements in the Field and the Commercial Field by such Third Parties in such Bona Fide Collaborations).”

1.26 Section 2.4(a) shall be amended to read in its entirety as follows:

“(a) the exclusive right to use, develop, manufacture, and commercialize (and to grant licenses to use, develop, manufacture, and commercialize) the Sangamo Technology and Licensed Products outside the Field and outside the Commercial Field;”

1.27 Section 2.4(b) shall be amended to read in its entirety as follows:

“(b) the non-exclusive right to use Sangamo Technology in the Field or in the Commercial Field for their own internal use or in Bona Fide Collaborations with Third Parties to identify and develop human and animal therapeutics (including the right to permit the use of Sangamo Technology in the Field and in the Commercial Field by such Third Parties in such Bona Fide Collaborations); and”

8.

1.28 Section 2.5(b) shall be amended to read in its entirety as follows:

“(b) Sangamo hereby covenants that it shall not use or practice, nor shall it cause or permit any of its any sublicensees to use or practice, directly or indirectly, any Sigma Improvement for any purpose other than those expressly permitted by this Agreement or to use or practice, directly or indirectly, or grant a license under, any Sangamo Know-How, Sangamo Patent, Sangamo Improvement, or Joint Improvement in the Field or the Commercial Field in contravention of any licenses granted to Sigma hereunder. Notwithstanding the foregoing, such covenant shall not apply to any Sigma Improvement that qualifies for one of the exceptions set forth in Section 9.2.”

1.29 The third sentence of Section 2.6(b) shall be amended to read in its entirety as follows:

“During such thirty (30) day period, and thereafter if Sangamo informs Sigma in writing that it intends to pursue a such a license, Sigma hereby covenants that it shall not itself directly license such intellectual property; provided, however, that Sigma shall be permitted, upon prior written notice to Sangamo, to pursue a direct license under such intellectual property if Sangamo has not obtained a direct license under such intellectual property that is sublicensable to Sigma in the Field and the Commercial Field within nine (9) months after the date of Sangamo’s receipt of Sigma’s notification.”

1.30 Section 2.6(c) shall be amended to read in its entirety as follows:

“(c) Licenses to any intellectual property relating to ZFP Products in the Field and Commercial Field (including any patents described in Section 7.8) granted to Sangamo shall be deemed to be a Third Party License to the extent the requirements set forth in Section 2.6(d) and/or (e) (as applicable) are satisfied.”

1.31 Section 2.6(d)(i) shall be amended to read in its entirety as follow:

“(i) such Information is reasonably necessary or useful to practice the Sangamo Patents or to make, use or sell ZFP Products in the Field and the Commercial Field, and Sangamo’s license thereto includes the Field;”

1.32 Section 2.6(e)(i) shall be amended to read in its entirety as follow:

“(i) such patent or patent application claims the composition of matter, manufacture, or use of ZFP Products useful in the Field and the Commercial Field, and Sangamo’s license thereto includes the Field;”

9.

1.33 The first and second sentences of Section 2.8 shall be amended to read in their entirety as follows:

“In the event that (a) an entity becomes an Affiliate of Sangamo after the Third Amendment Effective Date, (b) Sangamo controls (as such term is defined in Section 1.2) such entity, and (c) such entity Controls Information, patents, or patent applications that would satisfy the definition of Sangamo Know-How or Sangamo Patents (as the case may be) if such entity had been an Affiliate of Sangamo as of the Third Amendment Effective Date, then Sangamo shall provide Sigma with written notice describing such Information, patents, or patent applications in reasonable detail. If, within thirty (30) days thereafter, Sigma provides written notice to Sangamo that Sigma would like to discuss the economic terms under which such Information, patents, or patent applications would be included in the Sangamo Technology licensed under this Agreement, the Parties shall negotiate such economic terms in good faith, taking into account the aggregate cost to Sangamo of acquiring control (as such term is defined in Section 1.2) of such entity and the value of such Information, patents, or patent applications in the Field and Commercial Field relative to the total value of the assets of such entity.”

1.34 The first sentence of Section 5.1 shall be replaced by the following two sentences which read in their entirety as follows:

“Subject to the terms and conditions of this Agreement, Sigma shall have sole control over, and responsibility for, the development and commercialization of any Licensed Products in the Field, including the performance of Licensed Services in the Field for Third Parties, and Commercial Products in the Commercial Field, all of which shall be carried out at Sigma’s sole expense. Sangamo shall promptly refer all further prospective customer inquiries and projects in the Commercial Field to Sigma including all such inquiries and projects under negotiation as of the Third Amendment Effective Date.”

1.35 Section 5.2 shall be amended to read in its entirety as follows:

“5.2 Diligence. Sigma shall use Diligent Efforts to develop and commercialize Licensed Products in the Field and Commercial Products in the Commercial Field.”

1.36 Section 5.3(a) shall be amended to read in its entirety as follows:

“(a) Sigma shall keep the JSC informed regarding the overall progress and results of the development and commercialization of any Licensed Products in the Field and Commercial Products in the Commercial Field, in each case by Sigma, its Affiliates, or its Sublicensees, including any written reports requested by the JSC. After the JSC ceases to exist pursuant to Section 3.1, Sigma shall thereafter provide directly to Sangamo summaries of the development and commercialization activities performed or anticipated to be performed by Sigma, its Affiliates, or its Sublicensees with respect to Licensed Products in the Field and Commercial Products in the Commercial Field, which summaries shall be in a format and at a frequency decided by the JSC (i.e., prior to the time it ceases to exist) or mutually agreed by the Parties.”

10.

1.37 Section 5.4 shall be amended to read in its entirety as follows:

“5.4 “Product Licenses. Any sales of Licensed Products by Sigma under this Agreement to a Third Party (each, a “Customer”) shall be made pursuant to a written limited use label license (a “Use License”) approved by the JSC. Sigma agrees to label Licensed Products to reflect the terms of the Use License in a manner reasonably consistent with similar labeled products sold by Sigma. Sigma shall not be obligated to independently verify or confirm that its Customers are or will be in compliance with such Use License, or otherwise independently verify or confirm that a Customer’s use of Licensed Products falls within the scope of the Field or the Commercial Field, as applicable. For clarity, nothing in the foregoing sentence shall be interpreted to grant Sigma or its sublicensees any rights under the Sangamo Technology outside the Field or the Commercial Field or to limit Sigma’s obligations under Section 2.5(a). If Sangamo brings to Sigma’s attention a Customer’s use outside the Field or the Commercial Field, as applicable, of a Licensed Product sold by Sigma, Sigma and Sangamo shall work together in good faith to address such use. The Parties acknowledge and agree that a Use License for sales of Licensed Products in the Field was approved by the JSC prior to the Third Amendment Effective Date. Promptly after the Third Amendment Effective Date, Sigma shall prepare and present to the JSC for its review, one or more draft Use Licenses for sales of Commercial Products in the Commercial Field.”

1.38 Section 7.9 shall be amended to read in its entirety as follows:

“7.9 [Intentionally deleted]”

1.39 The first sentence of Section 7.10(a) shall be amended to read in its entirety as follows:

“Sangamo (and not Sigma) shall be responsible for paying all fees, milestones, royalties and other compensation owed to Third Parties pursuant to Third Party Licenses identified in Exhibit B as of the Effective Date or the Third Amendment Effective Date (including any post-Effective Date or post-Third Amendment Effective Date amendments of such Third Party Licenses) on account of (i) the grant to Sigma of the licenses set forth in Section 2.1 or (ii) the generation, development and/or commercialization of Licensed Products by Sigma, but excluding any payments for which Sigma is responsible pursuant to Section 7.10(b).”

1.40 The first sentence of Section 7.10(b) shall be amended to read in its entirety as follows:

“Sigma shall be responsible for paying (i) any sublicense issuance and sublicense maintenance fees owed to Third Parties pursuant to Third Party Licenses on account of the grant of a sublicense by Sigma or its sublicensees and (ii) all milestones, royalties and other compensation owed to Third Parties pursuant to post-Effective Date Third Party Licenses on account of (A) the grant to Sigma of the licenses set forth in Section 2.1(a) or (B) the generation, development and/or

11.

commercialization of Licensed Products by Sigma, its Affiliates, and Sublicensees within the Field. Sigma shall be responsible for paying (i) any sublicense issuance and sublicense maintenance fees owed to Third Parties pursuant to Third Party Licenses on account of the grant of a sublicense by Sigma or its sublicensees and (ii) all milestones, royalties and other compensation owed to Third Parties pursuant to post-Third Amendment Effective Date Third Party Licenses on account of (A) the grant to Sigma of the licenses set forth in Section 2.1(c) or (B) the generation, development and/or commercialization of Commercial Products by Sigma, its Affiliates, and Sublicensees within the Commercial Field.”

1.41 The first sentence of Section 7.10(c) shall be amended to read in its entirety as follows:

“Sigma and Sangamo shall reasonably allocate responsibility for paying upfront fees or license maintenance fees (i.e., fees paid in consideration for the continued license from the applicable Third Party licensor to Sangamo) owed to Third Parties pursuant to post-Effective Date or post-Third Amendment Effective Date Third Party Licenses.”

1.42 The first sentence of Section 7.14 shall be amended to read in its entirety as follows:

“Each Party shall keep complete, true and accurate books of account and records for the purpose of determining the payments to be made or received under this Agreement, including without limitation records of Net Sales necessary to verify payments made under Section 7.7 and records of Net Commercial Sales, Net Commercial Sublicensing Revenues and Net Revenues necessary to verify payments made under Sections 7.19, 7.20 and 7.21, respectively.”

1.43 Section 7.16 shall be amended to read in its entirety as follows:

“7.16 Additional Provisions. For the avoidance of doubt, and subject to Section 10.4(c), Sigma shall not be obligated to make any payment pursuant to this Agreement following the termination of this Agreement, except for amounts payable under Sections 7.2, 7.3, 7.4, 7.5, 7.6, 7.7, 7.19, 7.20 and 7.21 which have fully accrued prior to such termination; termination shall not give rise to prorating of any such payment that is not fully accrued at the time of termination. For clarity, any payments payable under Section 6.2(a) shall be fully accrued upon delivery of the applicable Custom Project Deliverable; any payments due under Section 6.3 shall be fully accrued upon Sangamo incurring the applicable reimbursable costs or expenses; any payments payable under Section 7.10(b) shall be deemed to have been fully accrued prior to termination to the extent that the triggering event occurred prior to termination and the corresponding payment obligation to the relevant Third Party licensor comes due prior to, or remains due despite, termination of this Agreement; any milestone payments payable under Section 7.3, 7.4 or 7.21 shall be fully accrued upon achievement of the applicable

12.

milestone event; any payments payable under Section 7.6 shall be fully accrued upon Sigma’s receipt of the applicable Sublicensing Revenue; any royalty payments payable under Section 7.7 shall be fully accrued on the date of the relevant invoice or other billing giving rise to Net Sales; and any payments payable under Section 7.19 or 7.20 shall be fully accrued upon Sigma’s receipt of the applicable Net Commercial Sales or Net Commercial Sublicensing Revenue, respectively.”

1.44 The following new Section 7.17 shall be added to read in its entirety as follows:

“7.17 Commercial License Fee. In consideration for the licenses to Sangamo Technology set forth in Section 2.1(c), Sigma shall pay Sangamo, within thirty (30) days after the Third Amendment Effective Date, a noncreditable, nonrefundable commercial license fee equal to fifteen million dollars ($15,000,000). In addition, Sigma shall pay an additional commercial license fee of five million dollars ($5,000,000) as set forth in Sections 7.19(a) and 7.20(a) (the “Additional Commercial License Fee”).”

1.45 The following new Section 7.18 shall be added to read in its entirety as follows:

“7.18 Additional Equity. Subject to the terms of a separate common stock purchase agreement executed on the Third Amendment Effective Date (and other agreements and related documents executed pursuant thereto), Sangamo shall issue to Sigma, and Sigma shall purchase, 636,133 shares of Sangamo common stock at a price per share of $7.86.”

1.46 The following new Section 7.19 shall be added to read in its entirety as follows:

“7.19 Net Commercial Sales-Based Payments. Subject to Section 7.22:

(a) Subject to Section 7.22(f), within forty-five (45) days after the end of each calendar quarter up to and including the Conversion Calendar Quarter, Sigma shall pay Sangamo an Additional Commercial License Fee in an amount equal to [***] percent ([***]%) of the Net Commercial Sales received by Sigma during such calendar quarter; provided, however, that the aggregate amount paid by Sigma pursuant to this Section 7.19(a) together with Section 7.20(a) shall not exceed five million dollars ($5,000,000). “Conversion Calendar Quarter” shall mean the calendar quarter for which the payment made by Sigma pursuant to this Section 7.19(a) together with Section 7.20(a) brings the aggregate amount paid by Sigma pursuant to this Section 7.19(a) together with Section 7.20(a) to five million dollars ($5,000,000).

***	CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION

13.

(b) With respect to those Net Commercial Sales received by Sigma during the Conversion Calendar Quarter for which no Net Commercial Sales-based payment was owed to Sangamo pursuant to Section 7.19(a) on account of the five million dollar ($5,000,000) limit set forth in Section 7.19(a), Sigma shall pay Sangamo a royalty in an amount equal to ten and one-half percent (10.5%) of such Net Commercial Sales within forty-five (45) days after the end of the Conversion Calendar Quarter. For example, if the Net Commercial Sales received by Sigma with respect to a particular calendar quarter equal one million dollars ($1,000,000) and Sigma had already paid Sangamo a total of four million five hundred thousand dollars ($4,500,000) pursuant to Section 7.19(a) together with Section 7.20(a) with respect to Net Commercial Sales and Net Commercial Sublicensing Revenues received by Sigma in previous calendar quarters, then such calendar quarter shall be the Conversion Calendar Quarter and Sigma shall pay Sangamo [***] (which is [***]% of $[***]) pursuant to Section 7.19(a) with respect to such calendar quarter and $[***] pursuant to this Section 7.19(b) (which is [***]% of $[***]) with respect to such calendar quarter, in which case all Net Commercial Sublicensing Revenue payments with respect to such calendar quarter shall be pursuant to Section 7.20(b).

(c) Within forty-five (45) days after the end of each calendar quarter after the Conversion Calendar Quarter, Sigma shall pay Sangamo a royalty in an amount equal to ten and one-half percent (10.5%) of the Net Commercial Sales received by Sigma during such calendar quarter.

(d) Each Net Commercial Sales-based payment made by Sigma to Sangamo pursuant to this Section 7.19 shall be accompanied by a statement that includes sufficient information for Sangamo to understand Sigma’s calculation of such Net Commercial Sales-based payment, including without limitation an itemization of the amount and type (e.g., sales payments, service fees, etc.) of each payment received by Sigma during the relevant calendar quarter and, with respect to sales payments, identification of the gross sales amount and the amounts deducted pursuant to Section 1.102(i)-(vi). Each statement shall be deemed to be “Confidential Information” of Sigma. The Net Commercial Sales-based payments made by Sigma to Sangamo pursuant to this Section 7.19 shall be noncreditable and nonrefundable, except that payments under Section 7.19(a) shall be fully creditable towards the five million dollar ($5,000,000) Additional Commercial License Fee described in Section 7.17, as set forth in Section 7.19(a).”

1.47 The following new Section 7.20 shall be added to read in its entirety as follows:

“7.20 Net Commercial Sublicensing Revenue-Based Payments.

(a) Subject to Section 7.22(f), within forty-five (45) days after the end of each calendar quarter up to and including the Conversion Calendar Quarter, Sigma shall pay Sangamo an Additional Commercial License Fee in an amount equal to [***] percent ([***]%) of the Net Commercial Sublicensing Revenues received by Sigma during such calendar quarter; provided, however, that the aggregate amount paid by Sigma pursuant to this Section 7.20(a) together with Section 7.19(a) shall not exceed five million dollars ($5,000,000).

***	CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION

14.

(b) With respect to those Net Commercial Sublicensing Revenues received by Sigma during the Conversion Calendar Quarter for which no Net Commercial Sublicensing Revenue-based payment was owed to Sangamo pursuant to Section 7.20(a) on account of the five million dollar ($5,000,000) limit set forth in Section 7.20(a), Sigma shall pay Sangamo a royalty in an amount equal to ten and one-half percent (10.5%) of such Net Commercial Sublicensing Revenues within forty-five (45) days after the end of the Conversion Calendar Quarter. For example, if the Net Commercial Sublicensing Revenues received by Sigma with respect to a particular calendar quarter equal one million dollars ($1,000,000) and Sigma had already paid Sangamo a total of four million five hundred thousand dollars ($4,500,000) pursuant to Section 7.20(a) together with Section 7.19(a) with respect to Net Commercial Sales and Net Commercial Sublicensing Revenues received by Sigma in previous calendar quarters, then such calendar quarter shall be the Conversion Calendar Quarter and Sigma shall pay Sangamo [***] (which is [***]% of $[***]) pursuant to Section 7.20(a) with respect to such calendar quarter and $[***] pursuant to this Section 7.20(b) (which is [***]% of $[***]) with respect to such calendar quarter, in which case all Net Commercial Sales payments with respect to such calendar quarter shall be pursuant to Section 7.19(b).

(c) Within forty-five (45) days after the end of each calendar quarter after the Conversion Calendar Quarter, Sigma shall pay Sangamo a royalty in an amount equal to ten and one-half percent (10.5%) of the Net Commercial Sublicensing Revenues received by Sigma during such calendar quarter.

(d) Each Net Commercial Sublicensing Revenue-based payment made by Sigma to Sangamo pursuant to this Section 7.20 shall be accompanied by a statement that includes sufficient information for Sangamo to understand Sigma’s calculation of such Net Commercial Sublicensing Revenue-based payment, including without limitation an itemization of the amount and type (e.g., license fee, milestone payment, etc.) of each payment received by Sigma during the relevant calendar quarter. Each statement shall be deemed to be “Confidential Information” of Sigma. The Net Commercial Sublicensing Revenue-based payments made by Sigma to Sangamo pursuant to this Section 7.20 shall be noncreditable and nonrefundable, except that payments under Section 7.20(a) shall be fully creditable towards the five million dollar ($5,000,000) Additional Commercial License Fee described in Section 7.17, as set forth in Section 7.20(a).”

***	CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION

15.

1.48 The following new Section 7.21 shall be added to read in its entirety as follows:

“7.21 Milestone Payments for Commercial Products. Sigma shall make each of the milestone payments indicated below to Sangamo within thirty (30) days after aggregate, cumulative Net Revenues of all Commercial Products in the Territory first reach the corresponding dollar values.

Aggregate, Cumulative Net Revenues of Commercial Products (Worldwide)	Payment

$[***] million	$2 million

$[***] million	$[***] million

$[***] million	$[***] million

$[***] million	$[***] million

$[***]	$10 million

The milestone payments made by Sigma to Sangamo pursuant to this Section 7.21 shall be noncreditable and nonrefundable. In no event will the total amount of milestone payments paid by Sigma pursuant to this Section 7.21 exceed twenty-five million dollars ($25,000,000). For the avoidance of doubt, the failure of Sigma to achieve a level of Net Revenues triggering a payment pursuant to this Section 7.21 shall not be deemed to be a breach of any obligation of Sigma under this Agreement. For clarity, the preceding sentence shall not limit or otherwise affect Sigma’s obligations pursuant to Section 5.2.”

1.49 The following new Section 7.22 shall be added to read in its entirety as follows:

“7.22 Commercial Products.

(a) Notwithstanding any other provision of this Agreement to the contrary, sales of Commercial Products and the performance by Sigma of its rights under Section 2.1(c) shall be subject to the provisions of Sections 7.10 through this Section 7.22 (as such Sections are amended hereby) and shall not be subject to the provisions of Sections 7.1 through 7.9.

(b) For clarity, amounts shall be payable pursuant to Section 7.19(c) at the rate set forth in Section 7.19(c) only with respect to Net Commercial Sales from sales of Commercial Products after the Conversion Calendar Quarter in those countries where the creation, development, manufacture, use or sale of a Commercial Product is covered by a Valid Claim or where no Third Party is selling a product or service for use in the Commercial Field that competes with such Commercial Product (which competition, for

***	CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION

16.

clarity, will be assessed on a product-by-product or service-by-service basis and, solely in the case of products, shall require that such product and such Commercial Product involve the targeting of the same gene (whether or not such targeting is accomplished by the same mechanism)). If that is not the case in a particular country for a particular Commercial Product, then the rate that applies to payments made pursuant to Section 7.19(c) with respect Net Commercial Sales of such Commercial Product in such country after the Conversion Calendar Quarter shall be five and one-quarter percent (5.25%).

(c) Sangamo’s right to receive payments under Section 7.19(c) with respect to a particular country shall continue, on a Commercial Product-by-Commercial Product basis, for the longer of (i) the expiration of the last to expire Valid Claim in such country covering the creation, manufacture, use or sale of such Licensed Product and (ii) the 15th anniversary of the Third Amendment Effective Date.

(d) For the avoidance of doubt, no multiple payments will be required to be paid under Section 7.19 because a Commercial Product or its manufacture, use, or sale is covered by more than one Valid Claim or patent or patent application within the Sangamo Patents or Sangamo Know-How.

(e) If there exists in any country during the Term one or more patents of a Third Party that cover ZFP Products or their use or manufacture and that would be infringed by the making, use or sale of a Commercial Product in the Commercial Field and it is necessary for Sigma or Sangamo to obtain a royalty-bearing license from such Third Party under such patent(s) in a particular country, then Sigma shall be entitled to a credit, against the payments due to Sangamo pursuant to Sections 7.19 and 7.20 upon sales of such Commercial Product in the applicable country, in an amount equal to fifty percent (50%) of any royalty paid to such Third Party by Sigma (including royalties paid pursuant to Third Party Licenses) based upon the sales of the Commercial Product in such country, provided that in no event shall the rate of payments due to Sangamo to be reduced to below 50% of the applicable rates set out in Sections 7.19 and 7.20.

(f) If Net Revenues received by Sigma include non-cash consideration in the form of equity, debt, warrants, convertible debt/equity, a combination thereof or similar equity/debt arrangements, then Sigma may, at its option, make payments under Sections 7.19 and 7.20 by use of a ratable portion of such non-cash consideration. To the extent that Sigma makes any payment under Section 7.19 or 7.20 by use of such non-cash consideration, such non-cash payment to Sangamo shall be calculated using the percentage set forth in Section 7.19(c) or 7.20(c) (as applicable) (i.e. 10.5%), even if such non-cash payment occurs prior to or during the Conversion Calendar Quarter, and such non-cash payment shall not count towards the five million dollar ($5,000,000) threshold described in Sections 7.19(a) and 7.20(a). For example, if Sigma were to receive stock in exchange for a sublicense grant subject to Section 1.102(c), then Sigma

17.

could use 10.5% of such stock to pay a portion of the amount payable by Sigma under Section 7.19 (subject to the following sentence), and such stock payment shall not count towards the five million dollar ($5,000,000) threshold described in Section 7.19(a). The determination of whether or not to use such non-cash consideration to make any or all of such payment shall be in Sigma’s sole discretion; provided, however, if Sigma receives any of the foregoing non-cash consideration in the form of publicly traded securities, Sigma shall be obligated to make the applicable payments due under Section 7.19 and 7.20 with respect to such non-cash consideration in cash, based on the fair market value of such non-cash consideration. Any transfer of non-cash consideration hereunder shall be subject to all rights and obligations with respect to such non-cash consideration.”

1.50 The second sentence of Section 8.5 shall be amended to read in its entirety as follows:

“The Parties shall determine on a case-by-case basis, in good faith and by mutual agreement, the allocation of the associated costs and expenses in connection therewith, which allocation shall take into account the relative value of the applicable Joint Improvement Patent inside and outside the Field and the Commercial Field.”

1.51 The first sentence of Section 8.6(a) shall be amended to read in its entirety as follows:

“If either Party becomes aware of any Third Party activity in the Field (and outside the Plant Field) or the Commercial Field (and outside the Plant Field) that infringes a Sangamo Patent or any legal filing made by a Third Party with a court or administrative agency alleging that a Sangamo Patent is invalid or unenforceable (collectively, for the purpose of this Section 8.6, “Infringement”), then that Party shall give prompt written notice to the other Party regarding such infringement.”

1.52 Section 8.7(b) shall be amended to read in its entirety as follows:

“(b) With respect to infringement involving Third Party activity outside the Field and the Commercial Field or in the Plant Field, Sangamo shall have the first right, but not the obligation, to attempt to resolve such infringement, whether by settlement or judgment. If Sangamo fails to resolve such infringement or to initiate a suit with respect thereto within one hundred twenty (120) days after delivery of the notice set forth in Section 8.7(a), then Sigma shall have the right, but not the obligation, to attempt to resolve such infringement by commercially appropriate steps, including without limitation the filing of an infringement suit using counsel of its own choice.”

18.

1.53 Section 8.7(c) shall be amended to read in its entirety as follows:

“(c) With respect to infringement involving Third Party activity solely in the Field or the Commercial Field (and in each case not in the Plant Field), Sigma shall have the right, but not the obligation, to attempt to resolve such infringement or allegation, whether by settlement or judgment.”

1.54 The introductory phrase of Section 8.8(b) shall be amended to read in its entirety as follows:

“With respect to infringement of a Joint Improvement Patent involving Third Party activity outside the Field and the Commercial Field or in the Plant Field:”

1.55 The introductory phrase of Section 8.8(c) shall be amended to read in its entirety as follows:

“With respect to infringement of a Joint Improvement Patent involving Third Party activity in the Field or the Commercial Field (and in each case not in the Plant Field):”

1.56 Section 8.9 shall be amended to read in its entirety as follows:

“8.9 Defense of Third Party Infringement Claims. If a Third Party asserts that a patent or other right Controlled by it is infringed by activities in the Field or the Commercial Field, or a Party becomes aware of a patent or other right that might form the basis for such a claim, the Party first obtaining knowledge of such a claim or such potential claim shall immediately provide the other Party with notice thereof and the related facts in reasonable detail. The Parties shall discuss the merits of such claim or potential claims and shall attempt, if they determine doing so to be reasonably appropriate, in good faith to mutually agree whether to obtain a license from such Third Party. If the intellectual property pertains to ZFP Products both inside and outside the Field or the Commercial Field, then, as between the Parties, Sangamo shall be the party that enters into any license agreement with such Third Party and Sigma shall be entitled to a sublicense in the Field and the Commercial Field under such license agreement (or any license agreement entered into by Sangamo hereunder that pertains to ZFP Products in the Field or the Commercial Field) if it follows the procedures therefor set forth in Section 2.6(d) and/or 2.6(e) (as applicable). If the intellectual property pertains to ZFP Product inside but not outside the Field or the Commercial Field, then Section 2.6(b) shall apply. In the event that Sigma is the party that enters into a license agreement with such Third Party, Sigma shall be responsible for amounts payable with respect to any such license; provided, however, that royalties paid by Sigma pursuant to such license shall be creditable pursuant to Section 7.8 to the extent such royalties satisfy the terms thereof. Neither Party shall be required to conduct any work under this Agreement which it believes in good faith may infringe Third Party patent or other intellectual property rights. Except as set forth in Article 12 or otherwise agreed in writing by the Parties, each Party shall control and bear the expense of its own defense of such Third Party claim. The parties shall discuss with each other on a regular basis all actions under and pursuant to this Section 8.9 in order to endeavor in good faith to resolve any situation hereunder in a manner reasonably satisfactory to both parties.”

19.

1.57 The last three sentences of Section 9.4 shall be amended to read in their entirety as follows:

“In addition, a copy of this Agreement or any amendment thereto may be filed by either Party with the Securities and Exchange Commission. In connection with any such filing such Party shall endeavor to obtain confidential treatment of economic and trade secret information, and shall keep the other Party informed as the planned filing (including, but not limited to providing the other Party with the proposed filing reasonably in advance of making the planned filing) and consider the requests of the other Party regarding such confidential treatment. With respect to any Third Party License that requires Sangamo to provide to the applicable Third Party licensor a copy of this Agreement or any amendment thereto or a summary of the terms of this Agreement or any amendment thereto, Sangamo may provide such copy or summary to such Third Party licensor in confidence.”

1.58 The first sentence of Section 9.7 shall be amended to read in its entirety as follows:

“Subject to Section 9.3, each Party agrees to provide the other Party the opportunity to review any proposed abstracts, manuscripts or presentations (including verbal presentations) which relate to the use of Licensed Products in the Field or Commercial Field at least thirty (30) days prior to its intended submission for publication (or in the case of public disclosures by Sigma for the marketing and sales of Licensed Products and Licensed Services, seven (7) days) and agrees, upon request, not to submit any such abstract or manuscript for publication until the other Party is given a reasonable period of time to secure patent protection for any material related to such publication which it believes to be patentable.”

1.59 Section 10.2(c) shall be amended to read in its entirety as follows:

“(c) Sigma shall grant to Sangamo and its Affiliates a worldwide, fully paid, perpetual, irrevocable, non-exclusive license (with the right to sublicense) to practice the Sigma Improvements (and any patents and patent applications claiming Sigma Improvements) for all purposes in the Field and the Commercial Field; and”

1.60 Section 10.2(d) shall be amended to read in its entirety as follows:

“(d) Sigma shall provide Sangamo with a complete and accurate list of (i) all projects in which Sigma, a Sigma Affiliate, or a Sublicensee (to the extent of Sigma’s knowledge) practiced the Sangamo Technology in the Field or the Commercial Field prior to the termination effective date and (ii) all Licensed Products in existence as of the effective date of termination.”

20.

1.61 Section 10.4(c) shall be amended to read in its entirety as follows:

“(c) In the event this Agreement is terminated for any reason, Sigma shall cease, and shall cause its Affiliates and sublicensees to cease, all development and commercialization of Licensed Products, and Sigma shall not use or practice, nor shall it cause or permit any of its Affiliates or such sublicensees to use or practice, directly or indirectly, any Sangamo Technology; provided, however, that Sigma shall have a six-month period following termination to (i) sell in the Field inventory of Licensed Products existing as of the date of termination and perform in the Field previously agreed-upon Licensed Services subject to the payment obligations set forth in Section 7.7 (subject to Sections 7.8 through 7.15) and (ii) sell in the Commercial Field inventory of Commercial Products existing as of the date of termination and perform in the Commercial Field previously agreed-upon services involving use of a Commercial Product in the Commercial Field, in each case subject to the payment obligations set forth in Section 7.19 (subject to Sections 7.10 through 7.15).”

1.62 Section 11.3 shall be amended in its entirety as follows:

“11.3 Third Party Rights. Except as already disclosed to the other party in writing, each Party represents and warrants to the other Party that, to its knowledge as of the Effective Date and to its knowledge as of the Third Amendment Effective Date, its performance of work under the Research Plan Collaboration as contemplated by this Agreement will not infringe the patent, trade secret or other intellectual property rights of any Third Party.”

1.63 Section 11.4(a)(ii) shall be amended in its entirety as follows:

“(ii) that such Sangamo Know-How is proprietary to Sangamo, and the conception and development of such Sangamo Know-How by Sangamo has not, to the knowledge of Sangamo as of the Effective Date or as of the Third Amendment Effective Date, constituted or involved the misappropriation of trade secrets of any Third Party;”

1.64 Sections 11.4(b)(ii), (iii), (iv), (v), (vi) and (vii) shall be amended in their entirety as follows:

“(ii) that it is not aware, as of the Effective Date or as of the Third Amendment Effective Date, of any written assertions of invalidity of those Sangamo Patents that issued prior to the Effective Date or the Third Amendment Effective Date, respectively, other than those disclosed to Sigma in writing;

21.

(iii) that, as of the Effective Date or as of the Third Amendment Effective Date, it has not withheld any material references during prosecution in the United States of those United States Sangamo Patents that issued prior to the Effective Date or the Third Amendment Effective Date, respectively;

(iv) that the conception, development, and reduction to practice of the inventions claimed in the Sangamo Patents has not, to the knowledge of Sangamo as of the Effective Date or as of the Third Amendment Effective Date, constituted or involved the misappropriation or infringement of trade secrets or other intellectual property of any Third Party;

(v) that, to the knowledge of Sangamo as of the Effective Date or as of the Third Amendment Effective Date, there are no claims, judgments, or settlements relating to the Sangamo Patents to be paid by Sangamo;

(vi) that, to the knowledge of Sangamo as of the Effective Date or as of the Third Amendment Effective Date, no pending claim has been brought by any person or entity alleging that the Sangamo Patents conflict or interfere with any intellectual property or proprietary right of any Third Party; and

(vii) that Sangamo is not aware, as of the Effective Date or as of the Third Amendment Effective Date, of any infringement of the Sangamo Patents by a Third Party, other than those disclosed to Sigma in writing.”

1.65 The introductory phrase of Section 11.4(c) shall be amended in its entirety as follows:

“With respect to the Third Party Licenses set forth in Exhibit B as of the Effective Date and as of the Third Amendment Effective Date, Sangamo represents and warrants with respect to those items below that pertain to current facts, and covenants with respect to those items below that pertain to future actions:”

1.66 Section 11.4(c)(i) shall be amended in its entirety as follows:

“(i) that, to its knowledge as of the Effective Date and as of the Third Amendment Effective Date, it is not in material breach of its obligations thereunder as of the Effective Date and as of the Third Amendment Effective Date, respectively, and it will continue to perform all of its obligations thereunder that, if not performed, would have a material adverse effect on Sigma’s rights under this Agreement,”

1.67 Section 11.4(c)(vi) shall be amended in its entirety as follows:

“(vi) that the conception, development, and reduction to practice of the technology licensed in the Field or the Commercial Field under Third Party Licenses is not known by Sangamo as of the Effective Date or the Third Amendment Effective Date to have constituted or involved the misappropriation or infringement of trade secrets or other intellectual property of any Third Party.”

22.

1.68 Section 11.4(d)(i) shall be amended in its entirety as follows:

“(i) As of the Effective Date and as of the Third Amendment Effective Date, the only license granted by Sangamo under the Sangamo Technology to make, use and/or sell products in the Plant Field is the Dow AgroSciences Agreement.”

1.69 Section 11.5(a) shall be amended in its entirety as follows:

“(a) On written request by Sigma, Sangamo will discuss in good faith with Sigma an appropriate accommodation (which may involve a reduction in certain future payments owed to Sangamo under this Agreement) to reflect the reduced commercial value of the licenses granted to Sigma under this Agreement as a result of activity in the Field or Commercial Field by unlicensed Third Parties that has a material adverse effect on Sigma’s ability to exploit its rights under this Agreement.”

1.70 Exhibit A of the Agreement shall be deleted and replaced by Exhibit A to this Third Amendment.

2. MISCELLANEOUS

2.1 Full Force and Effect. This Third Amendment amends the terms of the Agreement and is deemed incorporated into the Agreement. The provisions of the Agreement, as amended by this Third Amendment, remain in full force and effect.

2.2 Entire Agreement. The Agreement as amended by this Third Amendment sets forth the entire understanding of the parties hereto relating to the subject matter thereof and supersedes all prior agreements and understandings among or between any of the parties hereto relating to the subject matter thereof.

2.3 Counterparts. This Third Amendment may be executed in several counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute one agreement. The exchange of a fully executed Third Amendment (in counterparts or otherwise) by electronic transmission, including by email, or facsimile shall be sufficient to bind the Parties to the terms and conditions of this Third Amendment.

23.

IN WITNESS WHEREOF, the Parties have executed this Third Amendment in duplicate originals by their proper officers as of the Third Amendment Effective Date.

SANGAMO BIOSCIENCES, INC.		SIGMA-ALDRICH CO.

By:	/s/ H. Ward Wolff	By:	/s/ David Smoller
Name:	H. Ward Wolff	Name:	David Smoller
Title:	EVP & CFO	Title:	President RBBV

24.

Appendix A

(note- bold italic indicates items added since July 2007)

Reference number	Country	Patent number (publication)	Title	Application number	Filing Date	Status
S1	US	6453242	Selection of sites for targeting by zinc finger proteins and methods of designing zinc finger proteins to bind to preselected sites	09/229,007	12-Jan-99	Issued

S1	US	6785613	Selection of sites for targeting by zinc finger proteins and methods of designing zinc finger proteins to bind to preselected sites	10/113,424	27-Mar-02	Issued

S1	US	7177766	Selection of sites for targeting by zinc finger proteins and methods of designing zinc finger proteins to bind to preselected sites	09/825,242	2-Apr-01	Issued

S1	US	(2007-0287189)	Selection of sites for targeting by zinc finger proteins and methods of designing zinc finger proteins to bind to preselected sites	11/707,284	12-Feb-07	Pending

S1	PCT	WO0042219	Selection of sites for targeting by zinc finger proteins and methods of designing zinc finger proteins to bind to preselected sites	US00/00388	6-Jan-00	National Phase

S1	AU	744171	Selection of sites for targeting by zinc finger proteins and methods of designing zinc finger proteins to bind to preselected sites	27220/00	6-Jan-00	Issued

S1	CA	(2,322,700)	Selection of sites for targeting by zinc finger proteins and methods of designing zinc finger proteins to bind to preselected sites	2,322,700	6-Jan-00	Pending

S1	EP	EP 1 075 540	Selection of sites for targeting by zinc finger proteins and methods of designing zinc finger proteins to bind to preselected sites	905563.3	6-Jan-00	Issued

S1	BE		Selection of sites for targeting by zinc finger proteins and methods of designing zinc finger proteins to bind to preselected sites	905563.3	6-Jan-00	Issued

S1	CH		Selection of sites for targeting by zinc finger proteins and methods of designing zinc finger proteins to bind to preselected sites	905563.3	6-Jan-00	Issued

25.

S1	DE	600 05 100.5-08	Selection of sites for targeting by zinc finger proteins and methods of designing zinc finger proteins to bind to preselected sites	905563.3	6-Jan-00	Issued

S1	FR		Selection of sites for targeting by zinc finger proteins and methods of designing zinc finger proteins to bind to preselected sites	905563.3	6-Jan-00	Issued

S1	IE		Selection of sites for targeting by zinc finger proteins and methods of designing zinc finger proteins to bind to preselected sites	905563.3	6-Jan-00	Issued

S1	EP	EP 1 352 975	Selection of sites for targeting by zinc finger proteins and methods of designing zinc finger proteins to bind to preselected sites	03 015 798.6	6-Jan-00	Issued

S1	BE		Selection of sites for targeting by zinc finger proteins and methods of designing zinc finger proteins to bind to preselected sites	03 015 798.6	6-Jan-00	Issued

S1	CH		Selection of sites for targeting by zinc finger proteins and methods of designing zinc finger proteins to bind to preselected sites	03 015 798.6	6-Jan-00	Issued

S1	DE		Selection of sites for targeting by zinc finger proteins and methods of designing zinc finger proteins to bind to preselected sites	03 015 798.6	6-Jan-00	Issued

S1	FR		Selection of sites for targeting by zinc finger proteins and methods of designing zinc finger proteins to bind to preselected sites	03 015 798.6	6-Jan-00	Issued

S1	IE		Selection of sites for targeting by zinc finger proteins and methods of designing zinc finger proteins to bind to preselected sites	03 015 798.6	6-Jan-00	Issued

S1	GB	GB2348425	Selection of sites for targeting by zinc finger proteins and methods of designing zinc finger proteins to bind to preselected sites	03 015 798.6	12-Jan-00	Issued

S1	GB	GB2360285	Selection of sites for targeting by zinc finger proteins and methods of designing zinc finger proteins to bind to preselected sites	03 015 798.6	9-May-01	Issued

S1	JP		Selection of sites for targeting by zinc finger proteins and methods of designing zinc finger proteins to bind to preselected sites	2000-593776	6-Jan-00	appeal

26.

S1	JP		Selection of sites for targeting by zinc finger proteins and methods of designing zinc finger proteins to bind to preselected sites	2001-117552	6-Jan-00	appeal

S1	JP		Selection of sites for targeting by zinc finger proteins and methods of designing zinc finger proteins to bind to preselected sites	2008-262287	8-Oct-2008	pending

S2	US	7163824	Regulation of endogenous gene expression in cells using zinc finger proteins	10/222,614	15-Aug-02	Issued

S2	US	6534261	Regulation of endogenous gene expression in cells using zinc finger proteins	09/229,037	12-Jan-99	Issued

S2	US	6607882	Regulation of endogenous gene expression in cells using zinc finger proteins	09/478,681	6-Jan-00	Issued

S2	US	6824978	Regulation of endogenous gene expression in cells using zinc finger proteins	09/706,243	3-Nov-00	Issued

S2	US	6979539	Regulation of endogenous gene expression in cells using zinc finger proteins	09/897,844	2-Jul-01	Issued

S2	US	6933113	Modulation of endogenous gene expression in cells	09/942,087	28-Aug-01	Issued

S2	US	7013219	Regulation of endogenous gene expression in cells using zinc finger proteins	10/245,415	16-Sep-02	Issued

S2	US	7220719	Modulation of endogenous gene expression in cells	10/845,384	13-May-04	issued

S2	US	(20050215502)	Regulation of endogenous gene expression in cells using zinc finger proteins	10/984,304	9-Nov-04	Pending

S2	US	(20050130304)	Regulation of endogenous gene expression in cells using zinc finger proteins	10/986,583	12-Nov-04	Pending

S2	US	(20050239203)	Regulation of endogenous gene expression in cells using zinc finger proteins	11/148,794	8-Jun-05	Pending

S2	US	(20060276427)	Regulation of endogenous gene expression in cells using zinc finger proteins	11/505,044	16-Aug-06	Pending

S2	US	(20060281704)	Regulation of endogenous gene expression in cells using zinc finger proteins	11/505,775	17-Aug-06	Pending

S2	US	NP	Regulation of endogenous gene expression in cells using zinc finger proteins	11/521,291	14-Sep-06	Pending

S2	US	NP	Alteration of Tumor Growth Using Zinc Finger Proteins	11/524,165	20-Sep-06	Pending

S2	PCT	WO0041566	Regulation of endogenous gene expression in cells using zinc finger proteins	US00/00409	6-Jan-00	National Phase

27.

S2	AU	745844	Regulation of endogenous gene expression in cells using zinc finger proteins	28470/00	6-Jan-00	Issued

S2	CA	2,323,086	Regulation of endogenous gene expression in cells using zinc finger proteins	2323086	6-Jan-00	issued

S2	EP	EP 1 061 805	Regulation of endogenous gene expression in cells using zinc finger proteins	906882.6	6-Jan-00	Issued

S2	AT		Regulation of endogenous gene expression in cells using zinc finger proteins	906882.6	6-Jan-00	Issued

S2	BE		Regulation of endogenous gene expression in cells using zinc finger proteins	906882.6	6-Jan-00	Issued

S2	CH		Regulation of endogenous gene expression in cells using zinc finger proteins	906882.6	6-Jan-00	Issued

S2	CY	CY 1104346	Regulation of endogenous gene expression in cells using zinc finger proteins	906882.6	6-Jan-00	Issued

S2	DE1	600 22 705.7-08	Regulation of endogenous gene expression in cells using zinc finger proteins	906882.6	6-Jan-00	Issued

S2	DE2	200 23 745.4	Regulation of endogenous gene expression in cells using zinc finger proteins	906882.6	6-Jan-00	Issued

S2	DK		Regulation of endogenous gene expression in cells using zinc finger proteins	906882.6	6-Jan-00	Issued

S2	ES		Regulation of endogenous gene expression in cells using zinc finger proteins	906882.6	6-Jan-00	Issued

S2	FI		Regulation of endogenous gene expression in cells using zinc finger proteins	906882.6	6-Jan-00	Issued

S2	FR		Regulation of endogenous gene expression in cells using zinc finger proteins	906882.6	6-Jan-00	Issued

S2	GR		Regulation of endogenous gene expression in cells using zinc finger proteins	906882.6	6-Jan-00	Issued

S2	IE		Regulation of endogenous gene expression in cells using zinc finger proteins	906882.6	6-Jan-00	Issued

S2	IT		Regulation of endogenous gene expression in cells using zinc finger proteins	906882.6	6-Jan-00	Issued

S2	LU		Regulation of endogenous gene expression in cells using zinc finger proteins	906882.6	6-Jan-00	Issued

S2	MC		Regulation of endogenous gene expression in cells using zinc finger proteins	906882.6	6-Jan-00	Issued

28.

S2	NL		Regulation of endogenous gene expression in cells using zinc finger proteins	906882.6	6-Jan-00	Issued

S2	PT		Regulation of endogenous gene expression in cells using zinc finger proteins	906882.6	6-Jan-00	Issued

S2	SE		Regulation of endogenous gene expression in cells using zinc finger proteins	906882.6	6-Jan-00	Issued

S2	GB		Regulation of endogenous gene expression in cells using zinc finger proteins	906882.6	6-Jan-00	Issued

S2	JP		Regulation of endogenous gene expression in cells using zinc finger proteins	2001-5820	12-Jan-01	Pending

S7	US	6599692	Functional genomics using zinc finger proteins	09/395,448	14-Sep-99	Issued

S7	US	6777185	Functional genomics using zinc finger proteins	09/925,796	9-Aug-01	Issued

S7	US	6780590	Gene identification	09/941,450	28-Aug-01	Issued

S7	US	7235354	Functional genomics using zinc finger proteins	10/843,944	12-May-04	Issued

S7	US	(20050032108)	Methods for genome annotation	10/922,546	19-Aug-04	Pending

S7	PCT	WO0119981	FUNCTIONAL GENOMICS USING ZINC FINGER PROTEINS	US00/24897	12-Sep-00	National Phase

S7	PCT	WO03020887	Gene Identification	US02/27310	27-Aug-02	National Phase

S7	AU	778964	FUNCTIONAL GENOMICS USING ZINC FINGER PROTEINS	74787/00	12-Sep-00	Issued

S7	CA	2,383,926	FUNCTIONAL GENOMICS USING ZINC FINGER PROTEINS	2383926	12-Sep-00	Issued

S7	EP	EP1238067	FUNCTIONAL GENOMICS USING ZINC FINGER PROTEINS	963362.9	12-Sep-00	Issued

S7	BE		FUNCTIONAL GENOMICS USING ZINC FINGER PROTEINS	963362.9	12-Sep-00	Issued

29.

S7	CH		FUNCTIONAL GENOMICS USING ZINC FINGER PROTEINS	963362.9	12-Sep-00	Issued

S7	DE	600 25 037.7-08	FUNCTIONAL GENOMICS USING ZINC FINGER PROTEINS	963362.9	12-Sep-00	Issued

S7	FR		FUNCTIONAL GENOMICS USING ZINC FINGER PROTEINS	963362.9	12-Sep-00	Issued

S7	GB		FUNCTIONAL GENOMICS USING ZINC FINGER PROTEINS	963362.9	12-Sep-00	Issued

S7	HK		FUNCTIONAL GENOMICS USING ZINC FINGER PROTEINS	963362.9	12-Sep-00	Issued

S7	IE		FUNCTIONAL GENOMICS USING ZINC FINGER PROTEINS	963362.9	12-Sep-00	Issued

S7	JP		FUNCTIONAL GENOMICS USING ZINC FINGER PROTEINS	2001-523752	12-Sep-00	Pending

S9	US	6503717	Methods of using randomized libraries of zinc finger proteins for the identification of gene function	09/731,558	6-Dec-00	Issued

S9	US	7491531	Methods of using randomized libraries of zinc finger proteins for the identification of gene function	10/337,216	6-Jan-03	Issued

S9	US	(20060166263)	Randomized libraries of zinc finger proteins	11/394,279	29-Mar-06	Pending

S9	US	(20060292621)	Randomized libraries of zinc finger proteins	11/486,254	12-Jul-06	Pending-

S9	PCT	WO0140798	METHODS OF USING RANDOMIZED LIBRARIES OF ZINC FINGER PROTEINS FOR THE IDENTIFICATION OF GENE FUNCTION	US00/33086	6-Dec-00	National Phase

S9	AU	776576	METHODS OF USING RANDOMIZED LIBRARIES OF ZINC FINGER PROTEINS FOR THE IDENTIFICATION OF GENE FUNCTION	24278/01	6-Dec-00	Issued

S9	CA	(2,394,850)	METHODS OF USING RANDOMIZED LIBRARIES OF ZINC FINGER PROTEINS FOR THE IDENTIFICATION OF GENE FUNCTION	2,394,850	6-Dec-00	Pending

30.

S9	EP	EP1236045	METHODS OF USING RANDOMIZED LIBRARIES OF ZINC FINGER PROTEINS FOR THE IDENTIFICATION OF GENE FUNCTION	988919.6	6-Dec-00	Issued

S9	BE		METHODS OF USING RANDOMIZED LIBRARIES OF ZINC FINGER PROTEINS FOR THE IDENTIFICATION OF GENE FUNCTION	988919.6	6-Dec-00	Issued

S9	CH		METHODS OF USING RANDOMIZED LIBRARIES OF ZINC FINGER PROTEINS FOR THE IDENTIFICATION OF GENE FUNCTION	988919.6	6-Dec-00	Issued

S9	DE	600 23 936.5-08	METHODS OF USING RANDOMIZED LIBRARIES OF ZINC FINGER PROTEINS FOR THE IDENTIFICATION OF GENE FUNCTION	988919.6	6-Dec-00	Issued

S9	FR		METHODS OF USING RANDOMIZED LIBRARIES OF ZINC FINGER PROTEINS FOR THE IDENTIFICATION OF GENE FUNCTION	988919.6	6-Dec-00	Issued

S9	GB		METHODS OF USING RANDOMIZED LIBRARIES OF ZINC FINGER PROTEINS FOR THE IDENTIFICATION OF GENE FUNCTION	988919.6	6-Dec-00	Issued

S9	HK	1 049 515	METHODS OF USING RANDOMIZED LIBRARIES OF ZINC FINGER PROTEINS FOR THE IDENTIFICATION OF GENE FUNCTION	988919.6	6-Dec-00	Issued

S9	IE		METHODS OF USING RANDOMIZED LIBRARIES OF ZINC FINGER PROTEINS FOR THE IDENTIFICATION OF GENE FUNCTION	988919.6	6-Dec-00	Issued

S9	IL	150069	METHODS OF USING RANDOMIZED LIBRARIES OF ZINC FINGER PROTEINS FOR THE IDENTIFICATION OF GENE FUNCTION		6-Dec-00	Issued

S9	IL		METHODS OF USING RANDOMIZED LIBRARIES OF ZINC FINGER PROTEINS FOR THE IDENTIFICATION OF GENE FUNCTION	187848	6-Dec-00	Pending

S10	US	6689558	Cells for drug discovery	09/779,233	8-Feb-01	Issued

S10	US	7045304	Cells for drug discovery	10/412,109	10-Apr-03	Issued

S10	US	6989269	Cells for drug discovery	10/412,105	10-Apr-03	Issued

S10	PCT	WO0159450	Cells for drug discovery	US01/04301	8-Feb-01	National Phase

S10	AU		Cells for drug discovery	2001 250774	8-Feb-01	Issued

S10	CA	(2,398,590)	Cells for drug discovery	2,398,590	8-Feb-01	Pending

S10	EP	(EP1254369)	CELLS EXPRESSING ZINC FINGER PROTEIN FOR DRUG DISCOVERY	01 924 089.4	8-Feb-01	Pending

31.

S10	HK		CELLS EXPRESSING ZINC FINGER PROTEIN FOR DRUG DISCOVERY	3103204.3		Pending

S10	JP		Cells for drug discovery	2001-558729	8-Feb-01	Pending

S10	JP		Cells for drug discovery	2002-311841	25-Oct-02	Pending

S10	KR		Cells for drug discovery	2002-7010228	8-Feb-01	Pending

S11	US	7030215	POSITION DEPENDENT RECOGNITION OF GNN NUCLEOTIDE TRIPLETS BY ZINC FINGERS	09/990,186	20-Nov-01	Issued

S11	US	7585849	Position dependent recognition of GNN nucleotide triplets by zinc fingers	11/202,009	11-Aug-05	Issued

S11	US	(2008-0242847)	Position dependent recognition of GNN nucleotide triplets by zinc fingers	11/893,341	15-Aug-07	Pending

S11	PCT	WO0242459	POSITION DEPENDENT RECOGNITION OF GNN NUCLEOTIDE TRIPLETS BY ZINC FINGERS	US01/43438	20-Nov-01	National Phase

S11	AU	2002 239295	POSITION DEPENDENT RECOGNITION OF GNN NUCLEOTIDE TRIPLETS BY ZINC FINGERS	2002 239295	20-Nov-01	Issued

S11	CA	(2,429,555)	POSITION DEPENDENT RECOGNITION OF GNN NUCLEOTIDE TRIPLETS BY ZINC FINGERS	2,429,555	20-Nov-01	Pending

S11	EP	EP 1 364 020	POSITION DEPENDENT RECOGNITION OF GNN NUCLEOTIDE TRIPLETS BY ZINC FINGERS	01 987 037.7	20-Nov-01	Issued

S11	BE		POSITION DEPENDENT RECOGNITION OF GNN NUCLEOTIDE TRIPLETS BY ZINC FINGERS	01 987 037.7	20-Nov-01	Issued

S11	CH		POSITION DEPENDENT RECOGNITION OF GNN NUCLEOTIDE TRIPLETS BY ZINC FINGERS	01 987 037.7	20-Nov-01	Issued

S11	DE		POSITION DEPENDENT RECOGNITION OF GNN NUCLEOTIDE TRIPLETS BY ZINC FINGERS	01 987 037.7	20-Nov-01	Issued

S11	FR		POSITION DEPENDENT RECOGNITION OF GNN NUCLEOTIDE TRIPLETS BY ZINC FINGERS	01 987 037.7	20-Nov-01	Issued

32.

S11	GB		POSITION DEPENDENT RECOGNITION OF GNN NUCLEOTIDE TRIPLETS BY ZINC FINGERS	01 987 037.7	20-Nov-01	Issued

S11	IE		POSITION DEPENDENT RECOGNITION OF GNN NUCLEOTIDE TRIPLETS BY ZINC FINGERS	01 987 037.7	20-Nov-01	Issued

S11	HK		POSITION DEPENDENT RECOGNITION OF GNN NUCLEOTIDE TRIPLETS BY ZINC FINGERS	03102869.1	20-Nov-01	Issued

S12	US	(20020064802)	METHODS FOR BINDING AN EXOGENOUS MOLECULE TO CELLULAR CHROMATIN	09/844,662	27-Apr-01	Pending-

S12	PCT	WO0183751	METHODS FOR BINDING AN EXOGENOUS MOLECULE TO CELLULAR CHROMATIN	US01/13631	27-Apr-01	National Phase

S12	AU	2001 255748	METHODS FOR BINDING AN EXOGENOUS MOLECULE TO CELLULAR CHROMATIN	2001 255748	27-Apr-01	Issued

S12	CA	(2,407,695)	METHODS FOR BINDING AN EXOGENOUS MOLECULE TO CELLULAR CHROMATIN	2,407,695	27-Apr-01	Pending

S12	EP	(EP1276865)	METHODS FOR BINDING AN EXOGENOUS MOLECULE TO CELLULAR CHROMATIN	1928946.1	27-Apr-01	Pending

S12	HK		METHODS FOR BINDING AN EXOGENOUS MOLECULE TO CELLULAR CHROMATIN	3105064.7		Pending

S12	JP		METHODS FOR BINDING AN EXOGENOUS MOLECULE TO CELLULAR CHROMATIN	2001-580358	27-Apr-01	Pending

S14	US	7001768	Targeted modification of chromatin structure	09/844,508	27-Apr-01	Issued

S14	US	(20090023153)	Targeted modification of chromatin structure	12/217,953	10-Jul-08	Pending

S14	PCT	WO0183793	Targeted modification of chromatin structure	US01/40616	27-Apr-01	National Phase

S14	AU		Targeted modification of chromatin structure	2001 253914	27-Apr-01	Issued

S14	CA	(2,407,460)	Targeted modification of chromatin structure	2,407,460	27-Apr-01	Pending

S14	EP	EP 1 276 859	Targeted modification of chromatin structure	01 927 467.9	27-Apr-01	Issued

S14	BE		Targeted modification of chromatin structure	01 927 467.9	27-Apr-01	Issued

33.

S14	CH		Targeted modification of chromatin structure	01 927 467.9	27-Apr-01	Issued

S14	DE		Targeted modification of chromatin structure	01 927 467.9	27-Apr-01	Issued

S14	FR		Targeted modification of chromatin structure	01 927 467.9	27-Apr-01	Issued

S14	GB		Targeted modification of chromatin structure	01 927 467.9	27-Apr-01	Issued

S14	IE		Targeted modification of chromatin structure	01 927 467.9	27-Apr-01	Issued

S16	US	6511808	Methods for designing exogenous regulatory molecules	09/844,493	27-Apr-01	Issued

S16	PCT	WO0183819	Methods for designing exogenous regulatory molecules	US01/13562	27-Apr-01	National Phase

S19	US	6919204	MODULATION OF GENE EXPRESSION USING LOCALIZATION DOMAINS	09/967,869	28-Sep-01	Issued

S20	US	6794136	Iterative optimization in the design of binding proteins	09/716,637	20-Nov-00	Issued

S21	US	(20030232781)	Modulation of gene expression using insulator binding proteins	10/446,901	27-May-03	Pending

S21	US	(20090181455)	Modulation of gene expression using insulator binding proteins	12/287,409	9-Oct-08	Pending

S21	PCT	WO0244376	Modulation of gene expression using insulator binding proteins	US01/44654	28-Nov-01	National Phase

S25	US	(2003-0108880)	Modified zinc finger binding proteins	10/055,711	22-Jan-02	Pending

S25	US	(2006-0246567)	Modified zinc finger binding proteins	11/486,158	13-Jul-06	Pending

S25	US	(2006-0246588)	Modified zinc finger binding proteins	11/485,946	13-Jul-06	Pending

S25	PCT	WO0257293	Modified zinc finger binding proteins	US02/01893	22-Jan-02	National Phase

S25	AU	2002241946	Modified zinc finger binding proteins	2002 241946	22-Jan-02	Issued

S25	CA	(2,435,394)	Modified zinc finger binding proteins	2,435,394	22-Jan-02	Pending

S25	EP	(EP1353941)	Modified zinc finger binding proteins	02 707 545.6	22-Jan-02	Pending

34.

S26	US	7273923	Zinc finger proteins for DNA binding and gene regulation in plants	10/055,713	22-Jan-02	Issued

S26	US	7262054	ZINC FINGER PROTEINS FOR DNA BINDING AND GENE REGULATION IN PLANTS	10/470,180	22-Jan-02	Issued

S26	US	(20060294617)	ZINC FINGER PROTEINS FOR DNA BINDING AND GENE REGULATION IN PLANTS	11/511,106	28-Aug-06	Pending

S26	US	(20070065931)	ZINC FINGER PROTEINS FOR DNA BINDING AND GENE REGULATION IN PLANTS	11/583,967	19-Oct-06	Pending

S26	PCT	WO0257294	ZINC FINGER PROTEINS FOR DNA BINDING AND GENE REGULATION IN PLANTS	US02/01906	22-Jan-02	National Phase

S27	PCT	WO03027247	Modulation of Stem Cells Using Zinc Finger Proteins	US02/30413	24-Sep-02	National Phase

S27	AU	2002330097	Modulation of Stem Cells Using Zinc Finger Proteins	2002 330097	24-Sep-02	Issued

S27	CA	(2,461,290)	Modulation of Stem Cells Using Zinc Finger Proteins	2,461,290	24-Sep-02	Pending

S27	EP	(EP1435779)	Modulation of Stem Cells Using Zinc Finger Proteins	02 766 356.6	24-Sep-02	Pending

S27	US	(20060251642)	Modulation of Stem Cells Using Zinc Finger Proteins	10/490,787	24-Sep-02	Pending

S28	US	(20030180777)	Rapid identification of transcriptional regulatory domains	10/387,320	11-Mar-03	Pending

S30	US	7070934	Ligand-controlled regulation of endogenous gene expression	10/456,444	5-Jun-03	Issued

S32	US	7361635	Simultaneous modulation of multiple genes	10/651,761	29-Aug-03	Issued

S32	US	(20080233641)	Simultaneous modulation of multiple genes	12/072,871	28-Feb-08	Pending

S36	US	(20050064474)	Methods and compositions for targeted cleavage and recombination	10/912,932	6-Aug-04	Pending

S36	US	(20060188987)	Targeted deletion of cellular DNA sequences	11/304,981	15-Dec-05	Pending

S36	US	(20070218528)	METHODS AND COMPOSITIONS FOR TARGETED CLEAVAGE AND RECOMBINATION	10/587,723	3-Feb-05	Pending

35.

S36	PCT	WO2005014791	METHODS AND COMPOSITIONS FOR TARGETED CLEAVAGE AND RECOMBINATION	US04/25407	6-Aug-04	National Phase

S36	PCT	WO2005084190	METHODS AND COMPOSITIONS FOR TARGETED CLEAVAGE AND RECOMBINATION	US05/03245	3-Feb-05	National Phase

S36	AU	2004263865	METHODS AND COMPOSITIONS FOR TARGETED CLEAVAGE AND RECOMBINATION	2004 263865	6-Aug-04	Issued

S36	AU		METHODS AND COMPOSITIONS FOR TARGETED CLEAVAGE AND RECOMBINATION	2007 201649		Pending

S36	CA	(2,534,296)	METHODS AND COMPOSITIONS FOR TARGETED CLEAVAGE AND RECOMBINATION	2,534,296	6-Aug-04	Pending

S36	EP	(EP1651660)	METHODS AND COMPOSITIONS FOR TARGETED CLEAVAGE AND RECOMBINATION	04 780 272.3	6-Aug-04	Pending

S36	HK		METHODS AND COMPOSITIONS FOR TARGETED CLEAVAGE AND RECOMBINATION	6107666.2	7-July-06	Pending

S36	HK	(1094009A)	METHODS AND COMPOSITIONS FOR TARGETED CLEAVAGE AND RECOMBINATION	7100975.2	26-Jan-07	Pending

S36	IL		METHODS AND COMPOSITIONS FOR TARGETED CLEAVAGE AND RECOMBINATION	173460	6-Aug-04	Pending

S36	JP		METHODS AND COMPOSITIONS FOR TARGETED CLEAVAGE AND RECOMBINATION	2006-523239	6-Aug-04	Pending

S36	KR		METHODS AND COMPOSITIONS FOR TARGETED CLEAVAGE AND RECOMBINATION	2006-7002703	6-Aug-04	Pending

S36	SG	119570	METHODS AND COMPOSITIONS FOR TARGETED CLEAVAGE AND RECOMBINATION	2006 00748-8	6-Aug-04	issued

36.

S36	AU		METHODS AND COMPOSITIONS FOR TARGETED CLEAVAGE AND RECOMBINATION	2005 220148	3-Feb-05	Pending

S36	CA	(2,554,966)	METHODS AND COMPOSITIONS FOR TARGETED CLEAVAGE AND RECOMBINATION	2,554,966	3-Feb-05	Pending

S36	EP	(EP1720995)	METHODS AND COMPOSITIONS FOR TARGETED CLEAVAGE AND RECOMBINATION	05 756 438.7	3-Feb-05	Pending

S38	US	7407776	ENGINEERED ZINC FINGER PROTEINS FOR REGULATION OF GENE EXPRESSION	10/572,886	17-Sep-04	Issued

S38	PCT	WO0528630	ENGINEERED ZINC FINGER PROTEINS FOR REGULATION OF GENE EXPRESSION	US04/30606	17-Sep-04	National Phase

S38	AU	(2004272957)	ENGINEERED ZINC FINGER PROTEINS FOR REGULATION OF GENE EXPRESSION	2004 274957	17-Sep-04	Pending

S38	CA	(2,539,439)	ENGINEERED ZINC FINGER PROTEINS FOR REGULATION OF GENE EXPRESSION	2,539,439	17-Sep-04	Pending

S38	EP	(EP 1678315)	ENGINEERED ZINC FINGER PROTEINS FOR REGULATION OF GENE EXPRESSION	04 784 464.2	17-Sep-04	Pending

S43	US	(2006-0063231)	Compositions and methods for protein production	11/221,683	8-Sep-05	Pending

S43	PCT	WO2006033859	Compositions and methods for protein production	US05/32157	8-Sep-05	National Phase

S43	AU		Compositions and methods for protein production	2005 287278	8-Sep-05	Pending

S43	CA	(2,579,677)	Compositions and methods for protein production	2,579,677	8-Sep-05	Pending

S43	EP	(EP1789095)	Compositions and methods for protein production	05 794 863.0	8-Sep-05	Pending

S43	IN		Compositions and methods for protein production	1023/KOLNP/2007	8-Sep-05	Pending

S43	KR		Compositions and methods for protein production	10-2007-7008516	8-Sep-05	Pending

S43	SG		Compositions and methods for protein production	200701773-4	8-Sep-05	Pending

37.

S43	HK		Compositions and methods for protein production	7109703.2	8-Sep-05	Pending

S46	US	(20070134796)	Targeted integration and expression of exogenous nucleic acid sequences	11/493,423	26-Jul-06	Pending

S46	PCT	WO2007014275	Targeted integration and expression of exogenous nucleic acid sequences	US06/029027	26-Jul-06	National Phase

S46	AU		Targeted integration and expression of exogenous nucleic acid sequences	2006272634	26-Jul-06	Pending

S46	CA	(2,615,532)	Targeted integration and expression of exogenous nucleic acid sequences	2,615,532	26-Jul-06	Pending

S46	CN		Targeted integration and expression of exogenous nucleic acid sequences	200680035070.4	26-Jul-06	Pending

S46	EP	(EP1913149)	Targeted integration and expression of exogenous nucleic acid sequences	06 788 559.0	26-Jul-06	Pending

S46	HK		Targeted integration and expression of exogenous nucleic acid sequences	1115064A	26-Jul-06	Pending

S46	IL		Targeted integration and expression of exogenous nucleic acid sequences	188966	26-Jul-06	Pending

[***]	[***]		[***]	[***]	[***]	[***]

S46	KR		Targeted integration and expression of exogenous nucleic acid sequences	10-2008-7004618	26-Jul-06	Pending

S46	SG		Targeted integration and expression of exogenous nucleic acid sequences	200800610-8	26-Jul-06	Pending

S49	US	(2008-0131962)	Engineered Cleavage Half-domains	11/805,850	23-May-07	Pending

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

S49	PCT	WO2007139898	Engineered Cleavage Half-domains	US07/012411	23-May-07	National Phase

S49	AU		Engineered Cleavage Half-domains	2007267887	23-May-07	Pending

S49	CA	(2,651,494)	Engineered Cleavage Half-domains	2,651,494	23-May-07	Pending

S49	EP	(EP2027262)	Engineered Cleavage Half-domains	7795299.2	23-May-07	Pending

[***]	[***]		[***]	[***]	[***]	[***]

S52	US	(20080299580)	Targeted integration into the PPP1R12C locus	12/150,103	24-Apr-08	Pending

***	CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION

38.

S52	PCT	WO2008133938	Targeted integration into the PPP1R12C locus	PCT/US2008/ 005282	24-Apr-08	Pending

S53	US	(20080311095)	Methods and Compositions for Increased Transgene Expression	12/154,439	22-May-08	Pending

S53	PCT	WO2008153742	Methods and Compositions for Increased Transgene Expression	PCT/US2008/ 006571	22-May-08	Pending

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

S55	US	(20090042250)	Methods and Compositions for Inactivating FUT8 expression	12/218,035	10-Jul-08	Pending

S55	PCT	WO2009009086	Methods and Compositions for Inactivating FUT8 expression	PCT/US2008/ 008455	10-Jul-08	Pending

S57	US	(20090111119)	Rapid in vivo Identification of Biologically Active Nucleases	12/284,887	25-Sep-08	Pending

S57	PCT	WO2009042163	Rapid in vivo Identification of Biologically Active Nucleases	PCT/US2008/ 011087	25-Sep-08	Pending

S58	US	20090203140	Genomic editing in Zebrafish using zinc finger nucleases	12/284,897	25-Sep-08	Pending

S58	PCT	WO2009042186	Genomic editing in Zebrafish using zinc finger nucleases	PCT/US2008/ 011136	25-Sep-08	Pending

S59	US	(20090117617)	Methods and Compositions for Targeted Integration	12/288,847	23-Oct- 08	Pending

S59	PCT	WO2009054985	Methods and Compositions for Targeted Integration	PCT/US2008/ 012040	23-Oct-08	Pending

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

***	CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION

39.

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

G1	US	6013453	BINDING PROTEINS FOR RECOGNITION OF DNA	09/139,762	25-Aug-98	Issued

G1	US	RE 39,229	BINDING PROTEINS FOR RECOGNITION OF DNA	10/033,129	27-Dec-01	Issued

G1	US	NP	Design of binding proteins for recognition of DNA	10/309,578	3-Dec-02	Pending

G1	US	NP	Relating to binding proteins for recognition of DNA	10/397,930	25-Mar-03	Pending

G1	US	NP	Relating to binding proteins for recognition of DNA	10/400,017	25-Mar-03	Pending

G1	US	NP	Relating to binding proteins for recognition of DNA	11/500,162	7-Aug-06	Pending

G1	PCT	WO9606166	IMPROVEMENTS IN OR RELATING TO BINDING PROTEINS FOR RECOGNITION OF DNA	GB95/01949	17-Aug-95	National Phase

G1	AU	698152	IMPROVEMENTS IN OR RELATING TO BINDING PROTEINS FOR RECOGNITION OF DNA	32291/95	17-Aug-95	Issued

G1	AU	726759	IMPROVEMENTS IN OR RELATING TO BINDING PROTEINS FOR RECOGNITION OF DNA	10037/99	6-Jan-99	Issued

G1	CA	2,196,419	IMPROVEMENTS IN OR RELATING TO BINDING PROTEINS FOR RECOGNITION OF DNA	2,196,419	17-Aug-95	Issued

G1	DE	695 35 829.4-08	IMPROVEMENTS IN OR RELATING TO BINDING PROTEINS FOR RECOGNITION OF DNA	01 987 037.7	17-Aug-95	Issued

***	CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION

40.

G1	EP	EP0781331	IMPROVEMENTS IN OR RELATING TO BINDING PROTEINS FOR RECOGNITION OF DNA	95928576.8	17-Aug-95	Issued

G1	EP	(EP2022856)	IMPROVEMENTS IN OR RELATING TO BINDING PROTEINS FOR RECOGNITION OF DNA	8015286.1	17-Aug-95	Pending

G1	FR		IMPROVEMENTS IN OR RELATING TO BINDING PROTEINS FOR RECOGNITION OF DNA		17-Aug-95	issued

G1	GB		IMPROVEMENTS IN OR RELATING TO BINDING PROTEINS FOR RECOGNITION OF DNA		17-Aug-95	issued

G1	JP	4118327	IMPROVEMENTS IN OR RELATING TO BINDING PROTEINS FOR RECOGNITION OF DNA	507857/1996	17-Aug-95	Issued

G1	JP		IMPROVEMENTS IN OR RELATING TO BINDING PROTEINS FOR RECOGNITION OF DNA	332964/2007	25-Dec-07	Pending

G1	LU		IMPROVEMENTS IN OR RELATING TO BINDING PROTEINS FOR RECOGNITION OF DNA		17-Aug-95	Issued

G2	US	(2007-0009962)	NUCLEIC ACID BINDING POLYPEPTIDE LIBRARY	11/514,850	31-Aug-06	Pending

G2	US	(2007-0009948)	NUCLEIC ACID BINDING POLYPEPTIDE LIBRARY	11/514,671	1-Sep-06	Pending

G2	PCT	WO9853057	NUCLEIC ACID BINDING POLYPEPTIDE LIBRARY	GB98/0001510	26-May-98	National Phase

G2	AU	737756	NUCLEIC ACID BINDING POLYPEPTIDE LIBRARY	75422/98	26-May-98	Issued

G2	CA	2,290,720	NUCLEIC ACID BINDING POLYPEPTIDE LIBRARY	2,290,720	26-May-98	Issued

G2	EP	(EP0983349)	NUCLEIC ACID BINDING POLYPEPTIDE LIBRARY	98922963.8	26-May-98	Pending

G2	JP		NUCLEIC ACID BINDING POLYPEPTIDE LIBRARY	10-550153	26-May-98	Pending

41.

G2	JP		NUCLEIC ACID BINDING POLYPEPTIDE LIBRARY	2008-278701	29-Oct-08	Pending

G3	US	6746838	NUCLEIC ACID BINDING PROTEINS	09/424,487	26-May-98	Issued

G3	US	7241573	NUCLEIC ACID BINDING PROTEINS	10/832,735	26-Apr-04	Issued

G3	US	(20070077227)	NUCLEIC ACID BINDING PROTEINS	11/486,962	14-Jul-06	pending

G3	PCT	WO9853058	NUCLEIC ACID BINDING PROTEINS	GB98/01512	26-May-98	National Phase

G3	BE		NUCLEIC ACID BINDING PROTEINS	98922964.6	26-May-98	issued

G3	CA	(2,290,717)	NUCLEIC ACID BINDING PROTEINS	2,290,717	26-May-98	Pending

G3	CH		NUCLEIC ACID BINDING PROTEINS	98922964.6	26-May-98	Issued

G3	EP	EP0983350	NUCLEIC ACID BINDING PROTEINS	98922964.6	26-May-98	Issued

G3	EP	EP1982998	NUCLEIC ACID BINDING PROTEINS	8008211.8	29-Apr-08	Pending

G3	FR		NUCLEIC ACID BINDING PROTEINS	98922964.6	26-May-98	Issued

G3	GB		NUCLEIC ACID BINDING PROTEINS	98922964.6	26-May-98	Issued

G3	HK	(1120814A)	NUCLEIC ACID BINDING PROTEINS	9100149.1		Pending

G3	IE		NUCLEIC ACID BINDING PROTEINS	98922964.6	26-May-98	Issued

G3	IT		NUCLEIC ACID BINDING PROTEINS	98922964.6	26-May-98	Issued

G3	NE		NUCLEIC ACID BINDING PROTEINS	98922964.6	26-May-98	Issued

G3	SE		NUCLEIC ACID BINDING PROTEINS	98922964.6	26-May-98	Issued

G4	US	6866997	NUCLEIC ACID BINDING PROTEINS	09/424,488	26-May-98	Issued

G4	US	7241574	NUCLEIC ACID BINDING PROTEINS	10/853,437	24-May-04	Issued

G4	US	(2007-0161014)	NUCLEIC ACID BINDING PROTEINS	11/515,369	Aug. 31, 2006	Pending

G4	PCT	WO9853060	NUCLEIC ACID BINDING PROTEINS	GB98/01516	26-May-98	National Phase

G4	AU	732017	NUCLEIC ACID BINDING PROTEINS	75426/98	26-May-98	Issued

G4	BE		NUCLEIC ACID BINDING PROTEINS	98922967.9	26-May-98	Issued

G4	CA	(2,290,886)	NUCLEIC ACID BINDING PROTEINS	2,290,886	26-May-98	Pending

G4	CH		NUCLEIC ACID BINDING PROTEINS	98922967.9	26-May-98	Issued

G4	DE		NUCLEIC ACID BINDING PROTEINS	98922967.9	26-May-98	Issued

42.

G4	EP	EP0983351	NUCLEIC ACID BINDING PROTEINS	98922967.9	26-May-98	Issued

G4	EP	EP1975233	NUCLEIC ACID BINDING PROTEINS	8008212.6	29-Apr-08	Pending

G4	FR		NUCLEIC ACID BINDING PROTEINS	98922967.9	26-May-98	Issued

G4	GB		NUCLEIC ACID BINDING PROTEINS	98922967.9	26-May-98	Issued

G4	HK	(120832A)	NUCLEIC ACID BINDING PROTEINS	9199150.7	26-May-98	Pending

G4	IE		NUCLEIC ACID BINDING PROTEINS	98922967.9	26-May-98	Issued

G4	IT		NUCLEIC ACID BINDING PROTEINS	98922967.9	26-May-98	Issued

G4	JP		NUCLEIC ACID BINDING PROTEINS	10-550158	26-May-98	Pending

G4	NE		NUCLEIC ACID BINDING PROTEINS	98922967.9	26-May-98	Issued

G4	SE		NUCLEIC ACID BINDING PROTEINS	98922967.9	26-May-98	Issued

G5	US	6977154	NUCLEIC ACID BINDING PROTEINS	09/646,353	17-Mar-99	Issued

G5	PCT	WO9947656	NUCLEIC ACID BINDING PROTEINS	GB99/00816	17-Mar-99	National Phase

G5	AU	751487	NUCLEIC ACID BINDING PROTEINS	29449/99	17-Mar-99	Issued

G5	CA	(2,323,064)	NUCLEIC ACID BINDING PROTEINS	2,323,064	17-Mar-99	Pending

G5	EP	EP1064369	NUCLEIC ACID BINDING PROTEINS	99910512.5	17-Mar-99	Issued

G5	GB		NUCLEIC ACID BINDING PROTEINS	99910512.5	17-Mar-99	Issued

G5	IE		NUCLEIC ACID BINDING PROTEINS	99910512.5	17-Mar-99	Issued

G5	LU		NUCLEIC ACID BINDING PROTEINS	99910512.5	17-Mar-99	Issued

G5	MC		NUCLEIC ACID BINDING PROTEINS	99910512.5	17-Mar-99	Issued

G5	NZ	506987	NUCLEIC ACID BINDING PROTEINS	506987	17-Mar-99	Issued

G6	US	6733970	SCREENING SYSTEM FOR ZINC FINGER POLYPEPTIDES FOR A DESIRED BINDING ABILITY	09/851,271	9-Nov-99	Issued

G6	PCT	WO0027878	SCREENING SYSTEM FOR ZINC FINGER POLYPEPTIDES FOR A DESIRED BINDING ABILITY	GB99/03730	9-Nov-99	National Phase

G6	AU	766572	SCREENING SYSTEM FOR ZINC FINGER POLYPEPTIDES FOR A DESIRED BINDING ABILITY	10613/00	9-Nov-99	Issued

43.

G6	NZ	511564	SCREENING SYSTEM FOR ZINC FINGER POLYPEPTIDES FOR A DESIRED BINDING ABILITY	511564	9-Nov-99	Issued

G7	US	6706470	GENE SWITCHES	09/995,973	28-Nov-01	Issued

G7	PCT	WO0073434	GENE SWITCHES	GB00/02071	30-May-00	National Phase

G8	US	(20030092010)	Molecular Switches	09/996,484	28-Nov-01	Pending

G8	PCT	WO0100815	Molecular Switches	GB00/02080	30-May-00	National Phase

G8	AU1	778150	Molecular Switches	50906/00	30-May-00	Issued

G8	AU2	2005200548	Molecular Switches	2005 200548	9-Feb-05	Issued

G8	CA	(2,369,855)	Molecular Switches	2,369,855	30-May-00	Pending

G11	US	(2003-0119023)	Nucleic acid binding polypeptides characterized by Flexible Linkers	10/198,677	19-Jan-01	Pending

G11	PCT	WO0153480	Nucleic acid binding polypeptides characterized by Flexible Linkers	GB01/00202	19-Jan-01	National Phase

G11	AU	2001 226935	Nucleic acid binding polypeptides	2001 226935	19-Jan-01	Issued

G11	CA	(2,398,155)	Nucleic acid binding polypeptides	2,398,155	19-Jan-01	Pending

G11	EP	EP1250424	Nucleic acid binding polypeptides	01 901 276.4	19-Jan-01	Issued

G11	BE		Nucleic acid binding polypeptides characterized by Flexible Linkers	01 901 276.4	19-Jan-01	Issued

G11	CH		Nucleic acid binding polypeptides characterized by Flexible Linkers	01 901 276.4	19-Jan-01	Issued

G11	DE		Nucleic acid binding polypeptides characterized by Flexible Linkers	01 901 276.4	19-Jan-01	Issued

G11	FR		Nucleic acid binding polypeptides characterized by Flexible Linkers	01 901 276.4	19-Jan-01	Issued

G11	GB		Nucleic acid binding polypeptides characterized by Flexible Linkers	01 901 276.4	19-Jan-01	Issued

G11	IE		Nucleic acid binding polypeptides characterized by Flexible Linkers	01 901 276.4	19-Jan-01	Issued

G11	HK	HK1050713	Nucleic acid binding polypeptides characterized by Flexible Linkers	3102869.1	19-Jan-01	Issued

G19	PCT	WO02057308	Nucleic acid binding polypeptides	GB02/00246	22-Jan-02	National Phase

44.

G19	US	(20040110923)	Nucleic acid binding polypeptides	10/470,065	22-Jan-02	Pending

G22	PCT	WO02079418	Gene Regulation II	US2002/09703	28-Mar-02	National Phase

G22	US	(20050235369)	Gene Regulation II	10/473,238	28-Mar-02	Pending

G23	PCT	WO02099084	Composite Binding Polypeptides	US2002/22272	4-Apr-02	National Phase

G23	US	(2004-0197892)	Composite Binding Polypeptides	10/474,282	4-Apr-02	Pending

L3	US	(2003-0232410)	Methods and compositions for using zinc finger endonucleases to enhance homologous recombination	10/395,816	20-Mar-03	Pending

L3	US	(2008-0209587)	METHODS AND COMPOSITIONS FOR USING ZINC FINGER ENDONUCLEASES TO ENHANCE HOMOLOGOUS RECOMBINATION	11/975,017	17-Oct-07	Pending

[***]	[***]	[***]	[***]		[***]	[***]

L3	PCT	WO0380809	METHODS AND COMPOSITIONS FOR USING ZINC FINGER ENDONUCLEASES TO ENHANCE HOMOLOGOUS RECOMBINATION	US2003/09081	20 Mar-03	National Phase

L3	AU	2003218382	METHODS AND COMPOSITIONS FOR USING ZINC FINGER ENDONUCLEASES TO ENHANCE HOMOLOGOUS RECOMBINATION	2003 218382	20-Mar-03	issued

L3	AU	2007201617	METHODS AND COMPOSITIONS FOR USING ZINC FINGER ENDONUCLEASES TO ENHANCE HOMOLOGOUS RECOMBINATION	2007 201617	20-Mar-03	Issued

L3	CA	(2,479,858)	METHODS AND COMPOSITIONS FOR USING ZINC FINGER ENDONUCLEASES TO ENHANCE HOMOLOGOUS RECOMBINATION	2,479,858	20-Mar-03	Pending

***	CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION

45.

L3	EP	(EP1504092)	METHODS AND COMPOSITIONS FOR USING ZINC FINGER ENDONUCLEASES TO ENHANCE HOMOLOGOUS RECOMBINATION	03 714 379.9	20-Mar-03	Pending

D1	PCT	WO2008021207	Zinc Finger Nuclease-mediated homologous recombination	US07/17748	9-Aug-07	Pending

D1	AR		Zinc Finger Nuclease-mediated homologous recombination	70103561	11-Aug-07	Pending

D1	AU		Zinc Finger Nuclease-mediated homologous recombination	US07/17748	11-Aug-07	Pending

D1	BR		Zinc Finger Nuclease-mediated homologous recombination	US07/17748	11-Aug-07	Pending

D1	CA		Zinc Finger Nuclease-mediated homologous recombination	US07/17748	11-Aug-07	Pending

D1	CN		Zinc Finger Nuclease-mediated homologous recombination	US07/17748		Pending

D1	EP	(EP2049663)	Zinc Finger Nuclease-mediated homologous recombination	7811226.5	9-Aug-07	pending

[***]	[***]		[***]	[***]	[***]	[***]

D1	IL		Zinc Finger Nuclease-mediated homologous recombination			Pending

D1	IN		Zinc Finger Nuclease-mediated homologous recombination	US07/17748	11-Aug-07	Pending

D1	JP		Zinc Finger Nuclease-mediated homologous recombination			Pending

D1	TW		Zinc Finger Nuclease-mediated homologous recombination	96129695	11-Aug-07	Pending

D1	TH		Zinc Finger Nuclease-mediated homologous recombination	701004008	11-Aug-07	Pending

[***]	[***]		[***]			[***]

D1	UA		Zinc Finger Nuclease-mediated homologous recombination			Pending

D1	ZA		Zinc Finger Nuclease-mediated homologous recombination			Pending

***	CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION

46.

D2	US	(2008-0182332)	Optimized non-canonical Zinc Finger Proteins	12/001,939	13-Dec-07	Pending

D2	PCT	WO2008076290	Optimized non-canonical Zinc Finger Proteins	PCT/US2007/ 025455	13-Dec-07	Pending

D2	AR		Optimized non-canonical Zinc Finger Proteins	70105643	14-Dec-07	Pending

D2	AU		Optimized non-canonical Zinc Finger Proteins	2007334468	14-Dec-07	Pending

D2	BR		Optimized non-canonical Zinc Finger Proteins			Pending

D2	CA		Optimized non-canonical Zinc Finger Proteins			Pending

D2	CO		Optimized non-canonical Zinc Finger Proteins	PCT/US2007/ 025455	14-Dec-07	Pending

D2	CN		Optimized non-canonical Zinc Finger Proteins	PCT/US2007/ 025455	14-Dec-07	Pending

D2	CR		Optimized non-canonical Zinc Finger Proteins	PCT/US2007/ 025455	14-Dec-07	Pending

D2	EP	(EP2092068)	Optimized non-canonical Zinc Finger Proteins	07 853 356.9	13-Dec-07	Pending

D2	EG		Optimized non-canonical Zinc Finger Proteins	PCT/US2007/ 025455	14-Dec-07	Pending

D2	ID		Optimized non-canonical Zinc Finger Proteins	PCT/US2007/ 025455	14-Dec-07	Pending

D2	IN		Optimized non-canonical Zinc Finger Proteins	PCT/US2007/ 025455	14-Dec-07	Pending

D2	JP		Optimized non-canonical Zinc Finger Proteins			Pending

D2	KR		Optimized non-canonical Zinc Finger Proteins	PCT/US2007/ 025455	14-Dec-07	Pending

47.

D2	MX	Optimized non-canonical Zinc Finger Proteins	PCT/US2007/ 025455	14-Dec-07	Pending

D2	NZ	Optimized non-canonical Zinc Finger Proteins			Pending

D2	PH	Optimized non-canonical Zinc Finger Proteins	PCT/US2007/ 025455	14-Dec-07	Pending

D2	TH	Optimized non-canonical Zinc Finger Proteins	701006408	14-Dec-07	Pending

D2	TW	Optimized non-canonical Zinc Finger Proteins	96147782	14-Dec-07	Pending

D2	UA	Optimized non-canonical Zinc Finger Proteins			Pending

D2	VN	Optimized non-canonical Zinc Finger Proteins	PCT/US2007/ 025455	14-Dec-07	Pending

D2	ZA	Optimized non-canonical Zinc Finger Proteins	PCT/US2007/ 025455	14-Dec-07	Pending

Licensed from Massachusetts Institute of Technology

M1	US	5789538	Zinc finger proteins with high affinity new DNA binding specificities	08/850,250	18-Apr-97	Issued

M2	US	6410248	GENERAL STRATEGY FOR SELECTING HIGH-AFFINITY ZINC FINGER PROTEINS FOR DIVERSE DNA TARGET SITES	09/240,179	29-Jan-99	Issued

M3	US	6479626	POLY ZINC FINGER PROTEINS WITH IMPROVED LINKERS	09/260,629	1-Mar-99	Issued

M3	US	6903185	POLY ZINC FINGER PROTEINS WITH IMPROVED LINKERS	10/146,221	13-May-02	Issued

M3	US	7153949	NUCLEIC ACID ENCODING POLY-ZINC FINGER PROTEINS WITH IMPROVED LINKERS	11/110,594	20-Apr-05	Issued

M3	US	7595376	Poly zinc finger proteins with improved linkers	11/639,363	14-Dec-06	issued

48.

M3	PCT	WO9945132	Poly zinc finger proteins with improved linkers	US99/04441	1-Mar-99	National Phase

M3	AU	746454	Poly zinc finger proteins with improved linkers	28849/99	1-Mar-99	Issued

M3	CA	(2,321,938)	Poly zinc finger proteins with improved linkers	2,321,938	1-Mar-99	Pending

M3	EP	(EP1060261)	POLY ZINC FINGER PROTEINS WITH IMPROVED LINKERS	99909701.7	1-Mar-99	Pending

M3	JP	4309051	POLY ZINC FINGER PROTEINS WITH IMPROVED LINKERS	2000-534663	1-Mar-99	issued

M3	JP		POLY ZINC FINGER PROTEINS WITH IMPROVED LINKERS	2009-25146	5-Feb-09	Pending

M4	US	NP	Dimerizing Peptides	09/636,243	20-Aug-00	Pending

49.

Licensed from the Scripps Research Institute

T1	US	6140466	Zinc finger protein derivatives and methods therefor	08/863,813	27-May-07	Issued

T1	US	6790941	Zinc finger protein derivatives and methods therefor	09/500,700	Feb. 9, 2000	Issued

T1	US	6242568	Zinc finger protein derivatives and methods therefor	08/676,318	30-Dec-96	Issued

T1	PCT	WO9519431	Zinc finger protein derivatives and methods therefor	US95/00829	18-Jan-95	National Phase

T1	PCT	WO9854311	Zinc finger protein derivatives and methods therefor	US98/10801	27-May-98	National Phase

T1	AU	704601	Zinc finger protein derivatives and methods therefor	16865/95	18-Jan-95	Issued

T1	CA	(2,181,548)	Zinc finger protein derivatives and methods therefor	2181548	18-Jan-95	Pending

T1	EP	EP0770129	Zinc finger protein derivatives and methods therefor	95 908 614.1	18-Jan-95	Issued

T1	FR		Zinc finger protein derivatives and methods therefor	95 908 614.1	18-Jan-95	Issued

T1	GB		Zinc finger protein derivatives and methods therefor	95 908 614.1	18-Jan-95	Issued

T1	FI		Zinc finger protein derivatives and methods therefor	95 908 614.1	18-Jan-95	Pending

T1	JP	4012243	Zinc finger protein derivatives and methods therefor	07-519231	18-Jan-95	Issued

T1	NO		Zinc finger protein derivatives and methods therefor	1996 2991	18-Jan-95	Pending

T1	AU	2002300619	Zinc finger protein derivatives and methods therefor	2002 300619	27-May-98	issued

T1	AU	(2007201586)	Zinc finger protein derivatives and methods therefor	2007 201586	27-May-98	Pending

T1	CA	(2,291,861)	Zinc finger protein derivatives and methods therefor	2,291,861	27-May-98	Pending

T1	EP	(EP0988377)	Zinc finger protein derivatives and methods therefor	98 926 088.0	27-May-98	Pending

T1	JP		Zinc finger protein derivatives and methods therefor	11-500870		Pending

50.

Licensed from the Johns Hopkins University

J1	US	5356802	Functional domains in flavobacterium okeanokoites (FokI) restriction endonuclease	07/862,831	3-Apr-92	Issued

J1	US	5436150	Functional domains in flavobacterium okeanokoities (FokI) restriction endonuclease	08/126,564	27-Sep-93	Issued

J1	US	5487994	Insertion and deletion mutants of FokI restriction endonuclease	08/346,293	23-Nov-94	Issued

J1	PCT	WO9418313	FUNCTIONAL DOMAINS IN FLAVOBACTERIUM OKEANOKOITES (FOKI) RESTRICTION ENDONUCLEASE	US94/01201	10-Feb-94	National Phase

J1	PCT	WO9509233	FUNCTIONAL DOMAINS IN FLAVOBACTERIUM OKEANOKOITES (FOKI) RESTRICTION ENDONUCLEASE	US94/01943	23-Aug-94	National Phase

J1	CA	(2,154,581)	FUNCTIONAL DOMAINS IN FLAVOBACTERIUM OKEANOKOITES (FOKI) RESTRICTION ENDONUCLEASE	2,154,581	10-Feb-94	Issued

J1	EP	(EP1340812)	FUNCTIONAL DOMAINS IN FLAVOBACTERIUM OKEANOKOITES (FOKI) RESTRICTION ENDONUCLEASE	03 010009.3	2-Oct-94	Pending

J1	JP		FUNCTIONAL DOMAINS IN FLAVOBACTERIUM OKEANOKOITES (FOKI) RESTRICTION ENDONUCLEASE	7-510290	23-Aug-94	Pending

J1	JP	4081119	FUNCTIONAL DOMAINS IN FLAVOBACTERIUM OKEANOKOITES (FOKI) RESTRICTION ENDONUCLEASE	2006-143294		Issued

[***]	[***]		[***]	[***]		[***]

[***]	[***]		[***]	[***]	[***]	[***]

J2	US	5792640 (Re-exam case 90/010,240)	General method to clone hybrid restriction endonucleases using lig gene	08/575,361	20-Dec-95	Issued

J3	US	5916794	Methods for inactivating target DNA and for detecting conformational change in a nucleic acid	08/647,449	7-May-96	Issued

J3	US	6265196 (Re-exam case 90/008,526)	Methods for inactivating target DNA and for detecting conformational change in a nucleic acid	09/281,792	31-Mar-99	Issued

***	CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION

51.

Licensed from California Institute of Technology

C1	US	(20050026157)	Use of Chimeric Nucleases to stimulate gene targeting	10/656,531	5-Sep-03	Pending

C1	PCT	WO2004037977	Use of Chimeric Nucleases to stimulate gene targeting	US03/27958	5-Sep-03	National Phase

C1	AU		Use of Chimeric Nucleases to stimulate gene targeting	2003 298574	5-Sep-03	Pending

C1	CA	(2,497,913)	Use of Chimeric Nucleases to stimulate gene targeting	2,497,913	5-Sep-03	Pending

C1	EP	(EP 1581610)	Use of Chimeric Nucleases to stimulate gene targeting	03 796 324.6	5-Sep-03	Pending

[***]	[***]		[***]			[***]

C1	JP		Use of Chimeric Nucleases to stimulate gene targeting	2005-501601	5-Sep-03	Pending

***	CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION

52.

Licensed from the University of Utah Research Foundation

U1	US	(20050208489)	Targeted chromosome mutagenesis using zinc finger nucleases	10/502,565	22-Jan-03	Pending

U1	PCT	WO0387341	Targeted chromosome mutagenesis using zinc finger nucleases	US03/02012	22-Jan-03	National Phase

U1	AU		Targeted chromosome mutagenesis using zinc finger nucleases	2003 251286	22-Jan-03	Pending

U1	CA	(2,474,486)	Targeted chromosome mutagenesis using zinc finger nucleases	2,474,486	22-Jan-03	Pending

U1	EP	EP1476547	Targeted chromosome mutagenesis using zinc finger nucleases	03 746 527.5	22-Jan-03	Issued

U1	BE		Targeted chromosome mutagenesis using zinc finger nucleases	03 746 527.5	22-Jan-03	Issued

U1	BR		Targeted chromosome mutagenesis using zinc finger nucleases	P10307383	22-Jan-03	Issued

U1	CH		Targeted chromosome mutagenesis using zinc finger nucleases	03 746 527.5	22-Jan-03	Issued

U1	CN		Targeted chromosome mutagenesis using zinc finger nucleases	3802664.3	22-Jan-03	Pending

U1	DE		Targeted chromosome mutagenesis using zinc finger nucleases	03 746 527.5	22-Jan-03	Issued

U1	FR		Targeted chromosome mutagenesis using zinc finger nucleases	03 746 527.5	22-Jan-03	Issued

U1	GB		Targeted chromosome mutagenesis using zinc finger nucleases	03 746 527.5	22-Jan-03	Issued

U1	IE		Targeted chromosome mutagenesis using zinc finger nucleases	03 746 527.5	22-Jan-03	Issued

U1	NL		Targeted chromosome mutagenesis using zinc finger nucleases	03 746 527.5	22-Jan-03	Issued

53.